UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-0792

                                CNI CHARTER FUNDS
               (Exact name of registrant as specified in charter)

                                   ----------

                             400 North Roxbury Drive
                             Beverly Hills, CA 90210
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                             1 Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-889-0799

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2009

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

                      (American Hospital Association LOGO)

                            AHA INVESTMENT FUNDS(TM)
                        A SERIES OF THE CNI CHARTER FUNDS

                                    (GRAPHIC)

                               2009 ANNUAL REPORT

                               SEPTEMBER 30, 2009

                     AHA Limited Maturity Fixed Income Fund
                       AHA Full Maturity Fixed Income Fund
                                AHA Balanced Fund
                           AHA Diversified Equity Fund
                      AHA Socially Responsible Equity Fund

                CCM Advisors, LLC is the AHA-sponsored investment
                     advisor for the AHA Investment Program

                                    (GRAPHIC)

This report and the financial statements contained herein are provided for the general information of the shareholders of the CNI Charter Funds. This report is not authorized for distribution to prospective investors in the CNI Charter Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of CNI Charter Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

Annual Report
AHA Investment Funds
Series of CNI Charter Funds

 2   Letter to Our Shareholders
 6   Fund Overview
11   Schedules of Investments
34   Statements of Assets and Liabilities
36   Statements of Operations
38   Statements of Changes in Net Assets
40   Financial Highlights
42   Notes to Financial Statements
48   Report of Independent Registered Public Accounting Firm
49   Trustees and Officers
52   Notice to Shareholders
53   Disclosure of Fund Expenses
54   Approval of Sub-Advisory Agreements

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds' portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request by calling 1-800-445-1341, (2) on the CNI Charter Funds' website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Form N-Q is available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q is also available on the CNI Charter Funds' website at www.cnicharterfunds.com and without charge, upon request by calling 1-800-445-1341.


                          AHA INVESTMENT FUNDS | PAGE 1
letter to our shareholders
SEPTEMBER 30, 2009

Dear Shareholder,

Please find enclosed the annual report for the AHA Investment Funds, series of the CNI Charter Funds (the "AHA Funds"), dated September 30, 2009. This letter will summarize results for the AHA Funds and our activities for the past twelve months. The CNI Charter Funds have $6 billion in assets under management and are affiliated with City National Corporation, an independent bank holding company in California. City National Corporation is traded on the New York Stock Exchange as ticker CYN.

CCM Advisors ("CCMA"), the advisor to the AHA Funds, has a long-term relationship with the American Hospital Association as the AHA-sponsored investment advisor to the AHA Investment Program. As part of this relationship, CCMA oversees the health conscious, tobacco-free guidelines in all of the AHA Funds. The AHA Funds also include the AHA Socially Responsible Equity Fund, which screens for environmentally "pro-green" stock holdings along with other socially responsible stock selection criteria.

CAPITAL MARKET ENVIRONMENT

As we started the fiscal year last October 1st, the global economy was in freefall with the stock indices spiraling downward. In late 2008 and early 2009 only the safety of U.S. government debt and the highest quality bonds provided positive returns. Frozen debt markets meant that no lending activity supported corporations or consumers and led to the steepest recession since World War II. The federal government put bailout packages into place for banks, automobile manufacturers and the vast real estate mortgage industry, which by March, the mid-point of our fiscal year, put a floor on the equity and credit markets. The total U.S. taxpayer supported stimulus program, with TARP, TALF and other Treasury and Federal Reserve programs to purchase securities and extend credit, has amounted to $4.5 trillion in stimulus spending to date. By comparison, World War II cost $3.8 trillion in today's dollars.

By March, the consensus was building that the government programs were having the desired effect of stabilizing the economy and preventing a depression. The market's trough was reached March 9th and the resulting upsurge in valuation was of an historic proportion not seen since 1938: from the bottom through September 30th the S&P 500 gained 56%. This does not put stock prices back to their 2007 peak values yet (and there can be no guarantee as to whether or when valuations will return to or exceed those peak values), but many investors used the price declines to buy shares at much cheaper levels. Furthermore, corporate and other credit rated bonds scored some of the highest returns recorded, as investors felt safe enough to take risk again and began to switch out of government securities.

By the third quarter of 2009, the AHA Funds' fourth fiscal quarter, many economists concluded that the U.S. was coming out of the two year recession but the National Bureau of Economic Research, which officially dates the beginning and end of recessions, will not be able to pronounce that until the statistics are analyzed in future months. With the Fed keeping interest rates at very low levels to encourage lending and the Treasury issuing massive amounts of Treasury bonds to fund the stimulus, forecasters are debating whether the economy is at risk of near term deflation or inflation and what the pressure on the U.S. dollar will mean globally.

While we are all catching our breath after a tumultuous fiscal year which included a presidential election and turnover of administration in Washington, we can be grateful for the durability of the U.S. economy after a stress test not seen in seventy years.The following is a fund-by-fund account of the fiscal year's results for each of the five AHA Funds.

AHA LIMITED MATURITY FIXED INCOME FUND

This Fund follows the multiple manager style of combining complementary core + ALPHA managers to blend returns over interest rate and sector cycles. The two sub-advisors are:

- The 1-3 year maturity core manager, Patterson Capital Corporation, which is the more conservative, short duration sub-advisor with often heavier weightings in government securities;

- The 1-5 year maturity alpha portfolio manager, City National Asset Management Inc., a subsidiary of City National Bank, which more actively shifts the duration based on Fed interest rate setting and easing/tightening policies and weights sectors to lean towards corporate, mortgage and asset-backed securities.


                          AHA INVESTMENT FUNDS | PAGE 2
letter to our shareholders
SEPTEMBER 30, 2009

The objectives of this Fund combine preservation of capital, liquidity and maximization of returns only after consideration of low risk qualifications. We are pleased to report that Lipper Analytics has designated both the Institutional and N Classes of this Fund a Lipper Leader (top quintile) for Preservation of Capital and Tax Efficiency every quarter this fiscal year. The combined portfolios which create this investment grade Fund are benchmarked to the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 3-Month
U.S. Treasury Bill Index.

During the fiscal year ended September 30, 2009, the Federal Reserve Board ("Fed") took emergency action and cut interest rates to the lowest levels possible because of the halt in lending triggered by the rising defaults in sub-prime mortgages. We want to assure investors that the Fund's sub-advisors do not invest in low quality or sub-prime loans. Fed actions affected short term yields, causing the 30-day SEC yield on the Merrill Lynch 3-Month U.S. Treasury Index ("T-Bill") to drop from the already very low 0.68% in September 2008 to 0.12% in September 2009 (see Yield Curve chart below at the 3M (month) maturity plot point). The AHA Limited Maturity Fund 30-day SEC yield has been substantially higher, moving from 3.34% for Institutional Class (3.08% for N Class) in September 2008 to 1.65% for Institutional Class (1.40% for N Class) in September 2009. For income oriented investors, it is currently yielding more than T-Bills and many other short term instruments.

For the fiscal year, the total net return of the Fund's Institutional Class shares was 8.44% and 8.07% for N Class. Treasury and agency securities rallied in the first six months of this fiscal year as a response to the financial crisis, and the short duration of the Fund's core portfolio held up well in the crisis. The Merrill Lynch 1-3 year Treasury Index had a one year return of 3.46% and T-Bills' one year return was 0.39%. Since the Fund is a diversified blend of corporate, Treasury, agency and mortgage securities, it has been able to participate in the rally in corporate and other credit rated fixed income securities since March of this year, led by the ALPHA portfolio's slightly longer maturity and heavier mix of corporate bonds. The overall average credit quality rating, a measure of risk control, is AA+ as this Fund is designed to protect shareholder principal, and the sub-advisors follow conservative investment grade quality guidelines. The Fund's peer group, the Lipper Short-Intermediate Investment Grade Debt Funds, had an average return for the fiscal year of 10.32%. The peer group includes funds that have a heavy weighting in corporate bonds, which would be outside of the Fund's diversified, conservative approach. Since the March rally in corporate credits began, funds overweighted in corporate bonds have performed ahead of more diversified funds.


                    Yield Curve of U.S. Treasury Securities
                       as of 9/30/09, 6/30/09 and 3/31/09

                               [PERFORMANCE GRAPH]

Years to Maturity          9/30/2009     6/30/2009      3/31/2009
-----------------          ---------     ---------      ---------
3M                           0.14%         0.19%          0.21%
6M                           0.18%         0.35%          0.43%
1 Yr                         0.40%         0.56%          0.57%
2 Yr                         0.95%         1.11%          0.81%
3 Yr                         1.45%         1.64%          1.15%
                             1.88%         2.09%          1.41%
5 Yr                         2.31%         2.54%          1.67%
                             2.93%         3.19%          2.28%
10 Yr                        3.31%         3.53%          2.71%
                             3.66%         3.91%          3.16%
                             4.02%         4.30%          3.61%
                             4.02%         4.31%          3.59%
25Yr+                        4.03%         4.32%          3.56%


AHA FULL MATURITY FIXED INCOME

The AHA Full Maturity Fixed Income Fund combines two equally weighted portfolios designed to complement each other in the core + ALPHA strategy and to provide a "Full" maturity spectrum. They are:

- Baird Advisors, the core sub-advisor, managed to the Barclays Aggregate Index, is always duration neutral to their index and seeks to add value by sector selection.

- Boyd Watterson Asset Management, the ALPHA sub-advisor, managed to the Barclays Intermediate Government/Credit Index, will more aggressively move duration above or below their index by 20%;

The Fund began the fiscal year with a slightly longer maturity than its primary benchmark, the Barclays Intermediate Index, at 5.2 years vs. 4.6 years, a measure which aided performance in the sharply falling interest rate environment. At the end of the fiscal year average maturity of the Fund was up slightly to 5.3 years and the index had decreased slightly to 4.5 years. As the Yield Curve chart shows, rates have shifted for intermediate to longer maturities over the course of the year, but remained very low at the shorter maturity end of the time horizon. Bond prices and interest rates have an inverse relationship, so that when interest rates fall, prices rise.

                                                                     (CONTINUES)


                          AHA INVESTMENT FUNDS | PAGE 3
letter to our shareholders
SEPTEMBER 30, 2009

As with the Limited Maturity Fund above, the Full Maturity Fund sub-advisors began the fiscal year, at the depth of the crisis, with a tilt towards Treasury and Agency bonds and a higher than normal cash position which aided the Fund's performance. Treasury prices rose sharply in late 2008, and after the stimulus program began to take effect in March, they backed off and corporate securities began their ascent. Active sector changes by the ALPHA manager in the first quarter brought the Fund's weighting in corporate credits to 39.0% by March 31, 2009; core manager purchases of asset-backed securities brought the Fund up to a 5.4% weighting in that surging sector. These weightings remained steady through the end of the fiscal year and added substantially to the Fund's returns. The Fund invests in investment grade bonds only and therefore did not hold any high risk sub-prime assets. The Fund's average dollar-weighted credit quality is AA and has remained so throughout the year.

The Fund's Institutional Class' net return was 9.95% for the fiscal year and the N Class was 9.79%. This was only a few basis points under the Barclays Intermediate U.S. Government/Credit Index return of 10.01% for the period. The peer group, the Lipper Corporate Debt Funds A Rated, was heavily weighted towards corporate bonds and returned 11.47%. However by means of comparison, the Fund follows a diversified investment strategy among sectors and is not allowed to heavily allocate to corporate bonds (or any other sector). Lipper did award the Institutional Class of this Fund a Lipper Leader designation (top quintile) for Preservation of Capital for each of the quarters of the fiscal year just ended.

AHA BALANCED FUND

The AHA Balanced Fund combines stocks, bonds and cash in a moderate allocation targeted at 60% stocks/30% bonds/10% cash. During the crisis of late 2008, the fixed income portion of the Fund rose to a weighting of 54%, a historically high level. Furthermore, the fixed income portion was almost completely in government securities and that conservative selection protected Fund assets very well compared to the Fund's peers. It earned Lipper Leader awards in the December 2008 and March 2009 quarters, the thick of the financial meltdown, due to defensive allocation and holdings.

There was a partial rebalancing to equities in February 2009, and after the stock market rally it ended the fiscal year with nearly 56% in equities. Its net return for the fiscal year was off slightly compared to its benchmark at -1.75%. A hybrid benchmark of 60% S&P 500 Stock Index, 30% Barclays Capital U.S. Aggregate Bond Index and 10% Merrill Lynch 3-month U.S. Treasury Index was also off as it returned -0.30%. The Fund had an over market weight in the Information Technology sector stocks, which was the best performing sector for the year with the only positive returns. The Fund was also overweight in Consumer Discretionary stocks, the second best performing sector with a return of -2.2% for the fiscal year. Keep in mind that even after the stock market rally of the past six months, the S&P 500 is still down by 6.9% for the twelve months ended September 30, 2009. The allocation to Financial and Telecomm sectors were drags on performance for the year, despite Financials being the strongest up market rally aiding the portfolio in the last fiscal quarter. The governments-only fixed income allocation aided returns in the first half of the fiscal year, but hurt compared to the aggregate bond market once corporate bonds began to rally in the second half of the fiscal year.

                                   (PIE CHART)

Freeman - Core 25.00%
AMBS - Fundamental Value 17.50%
SKBA - Large-Mid Value 25.50%
Turner Investment - Growth 35.00%




AHA DIVERSIFIED EQUITY FUND

The AHA Diversified Equity Fund Institutional Class and N Class shares produced results of -7.08% and -7.30% respectively this fiscal year, very close to the S&P 500 Index which was off this year by -6.91%. Lipper compares this Fund to its Large-Cap Core Funds classification, which had an average return of -5.89% for the period. This Fund combines four portfolio sub-advisors. The target weightings for the sub-advisors at the start of the new fiscal year are: core (25% weight), defensive/traditional value (17.5%) and an alpha large-mid value (22.5%) and alpha growth (35%). In March 2008, the Fund added


                          AHA INVESTMENT FUNDS | PAGE 4
letter to our shareholders
SEPTEMBER 30, 2009

Turner Investment Partners as a sub-advisor and this fiscal year represents the first full year with their growth portfolio in the Fund's mix. The addition of a growth manager benefited the Fund's holdings as it caused overweighting in the best performing sector this fiscal year, Information Technology. This was the only sector to have positive returns for the fiscal year, up 7.2%. However, while a large weighting in the Consumer Staples sector was defensive in late 2008, it became a drag in late 2009. Alternatively, a significant weighting in Financials was a boost in performance in the final fiscal quarter, although it hurt over the course of the fiscal year as Financials were the best performers for the most recent quarter and worst for the year due to the banking crisis and lock-up of credit markets.

As noted above, this Fund is a blend of four complementary investment styles, the conservative "core" management of Freeman Associates, value large/mid cap alpha manager, SKBA Capital Management's Value Opportunity style, AMBS Investment Counsel's defensive Large Cap Value style, a fundamental value approach which performed particularly well in the first half of the fiscal year, and Turner rounding out the growth weightings, which we have increased throughout the year.

AHA SOCIALLY RESPONSIBLE EQUITY FUND

The AHA Socially Responsible Equity Fund completed its fourth full fiscal year of performance. It is pro-green and designed to meet the social guidelines of church-based organizations. As a value style fund, atypical for a socially conscious fund, it generally has holdings which are included in the Russell 1000 Value index, but there are 200 stocks of this index which are socially restricted from the Fund. The Fund's Institutional Class returned -12.11% for the fiscal year, while the N shares returned -12.34%. The Lipper Multi-Cap Value Funds peer group has no social restrictions and returned -4.90% for the year. The growth style FTSE KLD 400 Social Index is a stock index constructed using environmental, social and governance factors, and was off -3.69% as growth stocks were up in 2009. Returns of the Fund were hurt by overweights to Energy stocks and the Financial sector, which are important value style sectors.

The Fund's sub-advisor, SKBA Capital Management, uses their Socially Responsible Value investment style, and incorporates the social guidelines of the U.S. Conference of Catholic Bishops. Proactively SKBA researches companies that have good environmental sustainability, human rights and governance track records.

NEW FISCAL YEAR

Please visit our website, www.ahafunds.com for daily updates and greater detail and background information. We want to thank our shareholders for their confidence in the AHA Investment Funds and express our best wishes for the New Year.

Sincerely,


/s/ Timothy G. Solberg
-------------------------------------
Timothy G. Solberg, CFA
CHIEF INVESTMENT OFFICER
AHA INVESTMENT FUNDS, A SERIES OF THE CNI CHARTER FUNDS

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

OPINIONS EXPRESSED ABOVE ARE SUBJECT TO CHANGE, ARE NOT GUARANTEED, AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL ANY SECURITY. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS IN THE REPORT FOR FUND HOLDINGS AND INDEX DEFINITIONS. PORTFOLIO HOLDINGS AND SECTOR ALLOCATIONS ARE SUBJECT TO CHANGE.

THE ADVISOR HAS AN AGREEMENT IN PLACE TO WAIVE FEES. IN THE ABSENCE OF SUCH WAIVERS, TOTAL RETURN WOULD BE REDUCED.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

CHANGING INTEREST RATES CAN ADVERSELY AFFECT THE VALUE OF AN INVESTMENT IN THE AHA LIMITED AND FULL MATURITY FUNDS.

THE S&P 500 INDEX IS A BROAD BASED UNMANAGED INDEX OF 500 STOCKS WHICH IS WIDELY RECOGNIZED AS REPRESENTATIVE OF THE EQUITY MARKET IN GENERAL. THE BARCLAYS CAPITAL INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX IS A MARKET VALUE WEIGHTED PERFORMANCE BENCHMARK FOR GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES WITH MATURITIES BETWEEN ONE AND TEN YEARS. THE MERRILL LYNCH 1-3 TREASURY YEAR INDEX IS A MARKET VALUE WEIGHTED INDEX OF U.S. TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO.


                          AHA INVESTMENT FUNDS | PAGE 5
fund overview
SEPTEMBER 30, 2009

AHA LIMITED MATURITY FIXED INCOME FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Limited Maturity Fixed Income Fund, Institutional Class, versus the following indexes: the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 3-Month U.S. Treasury Index

                               (PERFORMANCE GRAPH)

            AHA Limited Maturity Fixed       Merrill Lynch 3-Month US   Merrill Lynch 1-3 Year US
         Income Fund, Institutional Class         Treasury Index             Treasury Index
         --------------------------------   -----------------------------------------------------
             Return    Cum.   Gro. 10K      Return    Cum.   Gro. 10K   Return    Cum.   Gro. 10K
             ------   -----   --------      ------   -----   --------   ------   -----   --------
Sep 00         5.51   5.51%    $10,551       5.78     5.78%   $10,578     5.79    5.79%   $10,579
Sep 01        10.16   16.23%   $11,623       5.45    11.54%   $11,154    10.38   16.77%   $11,677
Sep 02         5.15   22.21%   $12,221       2.00    13.77%   $11,377     5.65   23.37%   $12,337
Sep 03         2.75   25.57%   $12,557       1.32    15.27%   $11,527     2.62   26.60%   $12,660
Sep 04         0.72   26.48%   $12,648       1.10    16.54%   $11,654     1.05   27.92%   $12,792
Sep 05         0.66   27.32%   $12,732       2.62    19.59%   $11,959     0.98   29.18%   $12,918
Sep 06         3.49   31.76%   $13,176       4.50    24.98%   $12,498     3.74   34.01%   $13,401
Sep 07         4.63   37.86%   $13,786       5.22    31.49%   $13,149     5.80   41.78%   $14,178
Sep 08         2.54   41.37%   $14,137       2.90    35.31%   $13,531     6.27   50.67%   $15,067
Sep 09         8.44   53.30%   $15,330       0.39    35.84%   $13,584     3.46   55.89%   $15,589

This chart assumes an initial gross investment of $10,000 for the AHA Limited Maturity Fixed Income Fund -Institutional Class Shares, as well as the Merrill Lynch 1-3 Year Treasury Index and the Merrill Lynch 3-Month U.S. Treasury Index. Performance figures include reinvested dividends and capital gains. Class N Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Please refer to Note 3 in Notes to Financial Statements for expense limitations.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                    Annualized   Annualized   Annualized   Annualized
                         One-Year     3-Year       5-Year       10-Year     Inception
Shares                    Return      Return       Return       Return       to Date
------                   --------   ----------   ----------   ----------   ----------
Institutional Class(1)     8.44%       5.18%        3.92%        4.36%        5.27%
Class N(2)                 8.07%       4.91%         N/A          N/A         3.66%
Merrill Lynch 1-3 Year
   Treasury Index          3.46%       5.17%        4.03%        4.54%        0.76%
Merrill Lynch 3-Month
   U.S. Treasury Index     0.39%       2.82%        3.11%        3.11%        0.17%

(1)  Commenced operations on October 31, 1988.

(2)  Commenced operations on October 22, 2004.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX

A subset of the Merrill Lynch Treasury Master Index that includes securities with a maturity range from one to three years. This index is available on a monthly basis in price-only and total return versions. The value was set at 100 on December 31, 1975.

MERRILL LYNCH 3-MONTH U.S. TREASURY INDEX

The Merrill Lynch 3-Month U.S. Treasury Index is comprised of a single issue purchased at the beginning of each month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date.

One cannot invest directly in an index.

Top Ten Holdings*

                               % OF PORTFOLIO
                               --------------
U.S. Treasury Note, 1.750%,
   11/15/11                          3.1
FNMA, 6.000%, 05/15/11               2.9
U.S. Treasury Note, 4.125%,
   08/31/12                          2.8
U.S. Treasury Note, 4.500%,
   11/30/11                          2.8
JPMorgan Chase, 3.125%,
   12/01/11                          2.7
Citigroup Funding, 2.250%,
   12/10/12                          2.7
Goldman Sachs Group, 1.625%,
   07/15/11                          2.7
FNMA, 6.250%, 02/01/11               2.6
FNMA, 3.000%, 07/28/14               2.5
FNMA, 2.900%, 04/07/14               2.4

*    Excludes cash equivalents.


                          AHA INVESTMENT FUNDS | PAGE 6
fund overview
SEPTEMBER 30, 2009

AHA FULL MATURITY FIXED INCOME FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Full Maturity Fixed Income Fund, Institutional Class, versus the following indexes: the Barclays Intermediate Government/Credit Total Return Index and the Barclays U.S. Aggregate Bond Index

                               (PERFORMANCE GRAPH)

              AHA Full Maturity Fixed         Barclays US Aggregate      Barclays Intermediate US
         Income Fund, Institutional Class           Bond Index           Government/Credit Index
         --------------------------------   -----------------------------------------------------
             Return    Cum.   Gro. 10K      Return    Cum.   Gro. 10K   Return    Cum.   Gro. 10K
             ------   -----   --------      ------   -----   --------   ------   -----   --------
Sep 00         6.72    6.72%   $10,672        6.99    6.99%   $10,699     6.25    6.25%   $10,625
Sep 01        12.00   19.53%   $11,953       12.95   20.85%   $12,085    12.90   19.95%   $11,995
Sep 02         7.06   27.97%   $12,797        8.60   31.24%   $13,124     8.10   29.66%   $12,966
Sep 03         5.68   35.24%   $13,524        5.41   38.34%   $13,834     6.01   37.46%   $13,746
Sep 04         3.45   39.91%   $13,991        3.68   43.43%   $14,343     2.65   41.11%   $14,111
Sep 05         2.10   42.85%   $14,285        2.80   47.43%   $14,743     1.50   43.23%   $14,323
Sep 06         3.03   47.18%   $14,718        3.67   52.85%   $15,285     3.55   48.31%   $14,831
Sep 07         4.48   53.77%   $15,377        5.14   60.70%   $16,070     5.43   56.37%   $15,637
Sep 08         1.76   56.49%   $15,649        3.65   66.56%   $16,656     3.13   61.26%   $16,126
Sep 09         9.95   72.06%   $17,206       10.56   84.15%   $18,415    10.01   77.40%   $17,740

This chart assumes an initial gross investment of $10,000 for the AHA Full Maturity Fixed Income Fund -Institutional Class Shares and the Barclays Intermediate Government/Credit Total Return Index and the Barclays U.S. Aggregate Bond Index. Performance figures include reinvested dividends and capital gains. Class N Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced. Please refer to Note 3 in Notes to Financial Statements for expense limitations.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                    Annualized   Annualized   Annualized   Annualized
                         One-Year     3-Year       5-Year       10-Year     Inception
Shares                    Return      Return       Return       Return       to Date
------                   --------   ----------   ----------   ----------   ----------
Institutional Class(1)     9.95%       5.34%        4.22%        5.58%        6.49%
Class N(2)                 9.79%       5.09%        3.95%         N/A         4.21%
Barclays Intermediate
Government/Credit
Total Return Index        10.01%       6.15%        4.68%        5.90%        4.92%
Barclays
U.S. Aggregate
Bond Index                10.56%       6.41%        5.13%        6.30%        5.72%

(1)  Commenced operations on October 20, 1988.

(2)  Commenced operations on May 11, 2004.

BARCLAYS U.S. AGGREGATE BOND INDEX

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT TOTAL RETURN INDEX

A total return index consisting of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

One cannot invest directly in an index.

Top Ten Holdings*

                               % OF PORTFOLIO
                               --------------
U.S. Treasury Bond, 6.250%,
   08/15/23                          8.9
FNMA, 5.500%, 04/01/36               3.0
FNMA, 4.625%, 10/15/13               2.6
FHLMC, 2.500%, 01/07/14              2.0
FHLMC, 4.375%, 07/17/15              1.9
FNMA, 5.000%, 11/01/35               1.8
U.S. Treasury Note, 4.250%,
   11/15/17                          1.8
FNMA, 4.375%, 09/15/12               1.6
FNMA, 2.750%, 03/13/14               1.5
FNMA, 5.000%, 03/01/36               1.5

*    Excludes cash equivalents.


                          AHA INVESTMENT FUNDS | PAGE 7
fund overview
SEPTEMBER 30, 2009

AHA BALANCED FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Balanced Fund, versus the following indexes and a 60/30/10 hybrid of the following indexes: the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Merrill Lynch 3-Month U.S. Treasury Index

                               (PERFORMANCE GRAPH)

                                       60/30/10 Hybrid of the
             AHA Balanced Fund           following indexes:              S&P 500 Index
         -------------------------   --------------------------   --------------------------
         Return    Cum.   Gro. 10K   Return    Cum.    Gro. 10K   Return    Cum.    Gro. 10K
         ------   -----   --------   ------   ------   --------   ------   ------   --------
Sep 00    17.44   17.44%   $11,744    10.71    10.71%   $11,071    13.28    13.28%   $11,328
Sep 01    -7.33    8.83%   $10,883   -12.92    -3.59%   $ 9,641   -26.62   -16.87%   $ 8,313
Sep 02    -9.44   -1.45%   $ 9,855   -10.15   -13.37%   $ 8,663   -20.49   -33.90%   $ 6,610
Sep 03    14.17   12.52%   $11,252    16.36     0.80%   $10,080    24.39   -17.78%   $ 8,222
Sep 04    11.56   25.53%   $12,553     9.52    10.40%   $11,040    13.87    -6.38%   $ 9,362
Sep 05    11.29   39.70%   $13,970     8.46    19.75%   $11,975    12.25     5.09%   $10,509
Sep 06     8.32   51.33%   $15,133     8.02    29.35%   $12,935    10.79    16.43%   $11,643
Sep 07     9.47   65.65%   $16,565    11.90    44.74%   $14,474    16.44    35.57%   $13,557
Sep 08   -12.68   44.64%   $14,464   -12.35    26.86%   $12,686   -21.98     5.78%   $10,578
Sep 09    -1.75   42.12%   $14,212    -0.30    26.48%   $12,648    -6.91    -1.53%   $ 9,847

                Barclays US            Merrill Lynch 3-Month
            Aggregate Bond Index         US Treasury Index
         -------------------------   -------------------------
         Return    Cum.   Gro. 10K   Return    Cum.   Gro. 10K
         ------   -----   --------   ------   -----   --------
Sep 00     6.99    6.99%   $10,699    5.78     5.78%   $10,578
Sep 01    12.95   20.85%   $12,085    5.45    11.54%   $11,154
Sep 02     8.60   31.24%   $13,124    2.00    13.77%   $11,377
Sep 03     5.41   38.34%   $13,834    1.32    15.27%   $11,527
Sep 04     3.68   43.43%   $14,343    1.10    16.54%   $11,654
Sep 05     2.80   47.43%   $14,743    2.62    19.59%   $11,959
Sep 06     3.67   52.85%   $15,285    4.50    24.98%   $12,498
Sep 07     5.14   60.70%   $16,070    5.22    31.49%   $13,149
Sep 08     3.65   66.56%   $16,656    2.90    35.31%   $13,531
Sep 09    10.56   84.15%   $18,415    0.39    35.84%   $13,584

This chart assumes an initial gross investment of $10,000 for the AHA Balanced Fund and in the 60/30/10 hybrid of the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Merrill Lynch 3-Month U.S. Treasury Index. Performance figures include reinvested dividends and capital gains. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Please refer to Note 3 in Notes to Financial Statements for expense limitations.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                     Annualized   Annualized   Annualized   Annualized
                          One-Year     3-Year       5-Year       10-Year     Inception
Shares                     Return      Return       Return       Return       to Date
------                    --------   ----------   ----------   ----------   ----------
Institutional Class(1)     (1.75)%     (2.07)%       2.51%        3.58%        7.73%
60/30/10 Hybrid Index      (0.30)%     (0.75)%       2.76%        2.38%        8.22%
S&P 500 Index              (6.91)%     (5.43)%       1.01%       (0.15)%      19.26%
Barclays U.S. Aggregate
   Bond Index              10.56%       6.41%        5.13%        6.30%        5.72%
Merrill Lynch 3-Month
   U.S. Treasury Index      0.39%       2.82%        3.11%        3.11%        0.17%

(1)  Commenced operations on October 20, 1988.

60/30/10 HYBRID INDEX

This is a customized index with a blend of three indexes, consisting of 60% in the S&P 500 Index, 30% in the Barclays U.S. Aggregate Bond Index and 10% in the Merrill Lynch 3-Month U.S. Treasury Index.

S&P 500 INDEX

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is a registered trademark of McGraw-Hill, Inc.

BARCLAYS U.S. AGGREGATE BOND INDEX

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

MERRILL LYNCH 3-MONTH U.S. TREASURY INDEX

The Merrill Lynch 3-Month U.S. Treasury Index is comprised of a single issue purchased at the beginning of each month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date.

                     One cannot invest directly in an index.

Top Ten Holdings*

                               % OF PORTFOLIO
                               --------------
U.S. Treasury Bond, 6.250%,
   08/15/23                          9.6
U.S. Treasury Note, 3.125%,
   08/31/13                          5.5
FNMA, 6.000%, 05/15/11               4.0
FNMA, 2.750%, 03/13/14               3.8
U.S. Treasury Note, 2.250%,
   05/31/14                          3.0
General Electric                     1.7
FNMA, 5.000%, 02/01/36               1.6
IBM                                  1.5
Exxon Mobil                          1.5
Johnson & Johnson                    1.4

*    Excludes cash equivalents.


                          AHA INVESTMENT FUNDS | PAGE 8
fund overview
SEPTEMBER 30, 2009

AHA DIVERSIFIED EQUITY FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Diversified Equity Fund, Institutional Class, versus the S&P 500 Index

                               (PERFORMANCE GRAPH)

         AHA Diversified Equity Fund,
              Institutional Class              S&P 500 Index
         ----------------------------   --------------------------
          Return    Cum.    Gro. 10K    Return    Cum.    Gro. 10K
          ------   ------   --------    ------   ------   --------
Sep 00     20.52    20.52%   $12,052     13.28    13.28%   $11,328
Sep 01    -15.12     2.30%   $10,230    -26.62   -16.87%   $ 8,313
Sep 02    -18.17   -16.29%   $ 8,371    -20.49   -33.90%   $ 6,610
Sep 03     21.70     1.87%   $10,187     24.39   -17.78%   $ 8,222
Sep 04     16.15    18.32%   $11,832     13.87    -6.38%   $ 9,362
Sep 05     16.48    37.82%   $13,782     12.25     5.09%   $10,509
Sep 06     10.16    51.82%   $15,182     10.79    16.43%   $11,643
Sep 07     11.93    69.93%   $16,993     16.44    35.57%   $13,557
Sep 08    -22.73    31.30%   $13,130    -21.98     5.78%   $10,578
Sep 09     -7.08    22.01%   $12,201     -6.91    -1.53%   $ 9,847

This chart assumes an initial gross investment of $10,000 for the AHA Diversified Equity Fund - Institutional Class Shares and the S&P 500 Index. Performance figures include reinvested dividends and capital gains. Class A Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund Shares. The adviser has an agreement in place to waive fees. Currently, the expense levels have not been exceeded for the Fund.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                    Annualized   Annualized   Annualized   Annualized
                         One-Year     3-Year       5-Year       10-Year     Inception
Shares                    Return      Return       Return       Return       to Date
------                   --------   ----------   ----------   ----------   ----------
Institutional Class(1)    (7.08)%     (7.03)%       0.62%        2.01%        8.97%
Class N(2)                (7.30)%     (7.27)%       0.35%         N/A         4.55%
S&P 500 Index             (6.91)%     (5.43)%       1.01%       (0.15)%      19.26%

(1)  Commenced operations on October 20, 1988.

(2)  Commenced operations on December 30, 2002.

S&P 500 INDEX is a broad market-weighted average of U.S. blue-chip companies. S&P 500 Index is a registered trademark of McGraw-Hill, Inc.

One cannot invest directly in an index.

Top Ten Holdings*

                               % OF PORTFOLIO
                               --------------
Apple                               2.2
Cisco Systems                       1.9
PepsiCo                             1.9
Amgen                               1.5
Google                              1.4
AT&T                                1.4
IBM                                 1.3
Gilead Sciences                     1.2
US Bancorp                          1.2
Symantec                            1.2

*    Excludes cash equivalents.


                          AHA INVESTMENT FUNDS | PAGE 9
fund overview
SEPTEMBER 30, 2009

AHA SOCIALLY RESPONSIBLE EQUITY FUND

Comparison of Change in the Value of a $10,000 Investment in the AHA Socially Responsible Equity Fund, Institutional Class, versus the FTSE KLD 400 Social Index

                               (PERFORMANCE GRAPH)

         AHA Socially Responsible Equity Fund,
                  Institutional Class            FTSE KLD 400 Social Index
         -------------------------------------   -------------------------
               Return    Cum.   Gro. 10K         Return    Cum.   Gro. 10K
               ------   -----   --------         ------   -----   --------
Sep 05           3.56    3.56%   $10,356           0.86    0.86%   $10,086
Sep 06           7.69   11.53%   $11,153           9.54   10.48%   $11,048
Sep 07          13.89   27.02%   $12,702          13.94   25.88%   $12,588
Sep 08         -16.24    6.39%   $10,639         -19.88    0.86%   $10,086
Sep 09         -12.11   -6.49%   $ 9,351          -3.69   -2.86%    $9,714
Sep 10           0.00   -6.49%   $ 9,351           0.00   -2.86%    $9,714
Sep 11           0.00   -6.49%   $ 9,351           0.00   -2.86%    $9,714
Sep 12           0.00   -6.49%   $ 9,351           0.00   -2.86%    $9,714
Sep 13           0.00   -6.49%   $ 9,351           0.00   -2.86%    $9,714
Sep 14           0.00   -6.49%   $ 9,351           0.00   -2.86%    $9,714
Sep 15           0.00   -6.49%   $ 9,351           0.00   -2.86%    $9,714

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (the Fund's inception date) for the AHA Socially Responsible Equity Fund - Institutional Class Shares and the Domini 400 Social Index. Performance figures include reinvested dividends and capital gains. Class N Shares are sold with a 0.25% 12b-1 fee. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemption of Fund shares. The adviser has an agreement in place to waive fees. Currently, the expense levels have not been exceeded for the Fund. Please refer to Note 3 in Notes to Financial Statements for expense limitations.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-445-1341.

AVERAGE ANNUAL TOTAL RETURNS

                                                    Annualized
                            One-Year   Three-Year    Inception
Shares                       Return      Return      to Date
------                      --------   ----------   ----------
Institutional Class(1)       (12.11)%    (5.70)%      (1.40)%
Class N(2)                   (12.34)%    (5.94)%      (2.38)%
FTSE KLD 400 Social Index     (3.69)%    (4.20)%      22.57%

(1)  Commenced operations on January 3, 2005.

(2)  Commenced operations on August 12, 2005.

FTSE KLD 400 SOCIAL INDEX is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens. The Index consists of approximately 250 companies included in the Standard & Poor's 500 Index, approximately 100 additional large companies not included in the S&P 500 but providing industry representation, and approximately 50 additional companies with particularly strong social characteristics.

One cannot invest directly in an index.

Top Ten Holdings*

                                    % OF PORTFOLIO
                                    --------------
McKesson                                 3.6
Brookfield Asset Management, Cl A        3.6
Patterson-UTI Energy                     3.3
Unit                                     3.2
Patterson                                3.2
Walgreen                                 3.2
Emerson Electric                         3.1
Tyco International                       3.1
Symantec                                 3.1
Microsoft                                3.1

*    Excludes cash equivalents.


                         AHA INVESTMENT FUNDS | PAGE 10
schedule of investments
SEPTEMBER 30, 2009

AHA LIMITED MATURITY FIXED INCOME FUND

                                   (BAR CHART)

TYPE OF SECURITY WEIGHTINGS*:

Corporate Bonds                               41.2%
U.S. Government Mortgage-Backed Obligations   23.9%
U.S. Treasury Obligations                     15.1%
U.S. Government Agency Obligations            14.2%
Municipal Bonds                                3.0%
Cash Equivalent                                1.7%
Mortgage-Backed Securities                     0.9%

*    Percentages based on total investments.

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
CORPORATE BONDS [41.1%]
   AEROSPACE & DEFENSE [2.0%]
   Boeing
      5.000%, 03/15/14                                                    $    550         $   600
   United Technologies
      7.125%, 11/15/10                                                         175             186
                                                                                           -------
   TOTAL AEROSPACE & DEFENSE                                                                   786
                                                                                           =======
   BANKS [12.9%]
   ANZ National International
      6.200%, 07/19/13                                                         550             601
   Bank of America
      4.375%, 12/01/10                                                          60              61
   Citibank
      1.500%, 07/12/11                                                         300             302
   Citigroup
      5.100%, 09/29/11                                                         550             566
   Goldman Sachs Group
      1.625%, 07/15/11                                                       1,000           1,010
   Goldman Sachs Group, MTN
      3.625%, 08/01/12                                                         550             565
   JPMorgan Chase
      5.600%, 06/01/11                                                         150             159
      3.125%, 12/01/11                                                       1,000           1,038
   Wachovia
      4.375%, 06/01/10                                                         100             102
   Wachovia, MTN
      5.500%, 05/01/13                                                         550             589
                                                                                           -------
   TOTAL BANKS                                                                               4,993
                                                                                           =======
   COMPUTER SYSTEM DESIGN & SERVICES [2.5%]
   Hewlett-Packard
      6.125%, 03/01/14                                                         550             619
      4.250%, 02/24/12                                                         150             159
   IBM
      4.950%, 03/22/11                                                         190             200
                                                                                           -------
   TOTAL COMPUTER SYSTEM DESIGN & SERVICES                                                     978
                                                                                           =======

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   DRUGS [0.4%]
   Abbott Laboratories
      5.600%, 05/15/11                                                    $    145         $   155
                                                                                           =======
   ENERGY [0.9%]
   Florida Power
      4.500%, 06/01/10                                                         250             256
   FPL Group Capital
      5.625%, 09/01/11                                                          85              91
                                                                                           -------
   TOTAL ENERGY                                                                                347
                                                                                           =======
   FINANCIAL SERVICES [5.1%]
   Boeing Capital
      6.100%, 03/01/11                                                         250             266
   Caterpillar Financial Services, MTN
      5.050%, 12/01/10                                                         200             207
   Countrywide Financial, MTN
      5.800%, 06/07/12                                                         550             580
   General Electric Capital, MTN
      4.875%, 10/21/10                                                         150             155
   General Electric Capital, Ser A, MTN
      6.000%, 06/15/12                                                         550             589
   John Deere Capital, MTN
      5.250%, 10/01/12                                                         150             162
                                                                                           -------
   TOTAL FINANCIAL SERVICES                                                                  1,959
                                                                                           =======
   FOOD, BEVERAGE & TOBACCO [2.4%]
   Campbell Soup
      6.750%, 02/15/11                                                         150             161
   Coca-Cola
      5.750%, 03/15/11                                                         145             154
   Coca-Cola Enterprises
      3.750%, 03/01/12                                                         170             178
   Kellogg
      6.600%, 04/01/11                                                         200             214
   PepsiCo
      5.150%, 05/15/12                                                          60              65
   Unilever Capital
      7.125%, 11/01/10                                                         150             160
                                                                                           -------
   TOTAL FOOD, BEVERAGE & TOBACCO                                                              932
                                                                                           =======
   FOOD-RETAIL [0.2%]
   Safeway
      6.500%, 03/01/11                                                          60              64
                                                                                           =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 11
schedule of investments
SEPTEMBER 30, 2009

AHA LIMITED MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   INSURANCE [0.1%]
      Allstate
      7.200%, 12/01/09                                                    $     50         $    50
                                                                                           =======
   INVESTMENT BANKER/BROKER DEALER [8.7%]
   Bear Stearns, MTN
      6.950%, 08/10/12                                                         550             612
   Citigroup Funding
      2.250%, 12/10/12                                                       1,000           1,013
   Credit Suisse First Boston
      6.125%, 11/15/11                                                         550             594
   Goldman Sachs Group
      6.600%, 01/15/12                                                         115             125
      4.500%, 06/15/10                                                         100             103
   Morgan Stanley
      6.750%, 04/15/11                                                         705             752
      4.250%, 05/15/10                                                         150             152
                                                                                           -------
   TOTAL INVESTMENT BANKER/BROKER DEALER                                                     3,351
                                                                                           =======
   MULTI-MEDIA [2.0%]
   Walt Disney, MTN
      6.375%, 03/01/12                                                         550             604
      5.700%, 07/15/11                                                         150             161
                                                                                           -------
   TOTAL MULTI-MEDIA                                                                           765
                                                                                           =======
   OIL, GAS & CONSUMABLE FUELS [1.5%]
   ConocoPhillips
      4.750%, 02/01/14                                                         550             592
                                                                                           =======
   PETROLEUM & FUEL PRODUCTS [2.0%]
   ConocoPhillips
      8.750%, 05/25/10                                                         250             264
   Occidental Petroleum, MTN
      4.250%, 03/15/10                                                         500             508
                                                                                           -------
   TOTAL PETROLEUM & FUEL PRODUCTS                                                             772
                                                                                           =======
   TELEPHONES & TELECOMMUNICATIONS [0.4%]
   AT&T
      7.300%, 11/15/11                                                         150             166
                                                                                           =======
         TOTAL CORPORATE BONDS
            (Cost $15,487)                                                                  15,910
                                                                                           =======
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS [23.8%]
   FHLMC
      2.125%, 09/21/12                                                         710             719
   FHLMC, Pool G12806
      5.500%, 09/01/22                                                         338             358

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   FHLMC, Pool G18247
      5.000%, 04/01/23                                                    $    236         $   248
   FHLMC, Pool G18251
      5.000%, 05/01/23                                                         356             374
   FHLMC, Pool J04241
      5.500%, 01/01/22                                                         238             253
   FHLMC, Pool J04459
      5.000%, 03/01/22                                                         175             184
   FHLMC, Pool J04508
      5.000%, 03/01/22                                                         127             134
   FHLMC, Pool J07575
      5.000%, 04/01/23                                                         267             280
   FHLMC REMIC, Pool FHRR
      R005 AB, Cl AB
      5.500%, 12/15/18                                                         461             481
   FHLMC REMIC, Ser R003,
      Cl AG
      5.125%, 10/15/15                                                         346             357
   FHLMC REMIC, Ser R006,
      Cl AK
      5.750%, 12/15/18                                                         295             308
   FHLMC REMIC, Ser R007,
      Cl AC
      5.875%, 05/15/16                                                         324             334
   FHLMC REMIC, Ser R009,
      Cl AJ
      5.750%, 12/15/18                                                         426             445
   FHLMC REMIC, Ser R010,
      Pool FHRR R010 AB, Cl AB
      5.500%, 12/15/19                                                         539             563
   FHLMC REMIC, Ser R015,
      Pool FHRR R015 AN, Cl AN
      3.750%, 02/15/13                                                         383             390
   FHLMC REMIC, Ser R016,
      Pool FHRR R016 AM, Cl AM
      5.125%, 06/15/18                                                         623             650
   FNMA
      3.000%, 07/28/14                                                         925             934
      2.900%, 04/07/14                                                         925             925
   FNMA, Pool 541946
      7.500%, 07/01/30                                                           1               1
   FNMA, Pool 837196
      5.500%, 02/01/21                                                         456             484
   FNMA, Pool 933915
      4.500%, 06/01/23                                                         412             428
   FNMA, Pool 961783
      4.500%, 02/01/23                                                         362             376
                                                                                           -------
         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
            OBLIGATIONS
            (Cost $9,012)                                                                    9,226
                                                                                           =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 12
schedule of investments
SEPTEMBER 30, 2009

AHA LIMITED MATURITY FIXED INCOME FUND (CONCLUDED)

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS [14.2%]
   FHLB
      5.375%, 08/19/11                                                    $    600         $   648
   FHLMC
      6.000%, 06/15/11                                                         600             652
      4.750%, 03/05/12                                                         645             698
   FHLMC, Pool G18321
      4.500%, 08/01/24                                                         174             181
   FHLMC REMIC, Pool FHRR
      R011 AB, Cl AB
      5.500%, 12/15/20                                                         566             592
   FNMA
      6.250%, 02/01/11                                                         925             980
      6.000%, 05/15/11                                                       1,000           1,083
      5.375%, 11/15/11                                                         600             654
                                                                                           -------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Cost $5,394)                                                                    5,488
                                                                                           =======
U.S. TREASURY OBLIGATIONS [15.1%]
   U.S.Treasury Notes
      4.875%, 04/30/11                                                         840             895
      4.875%, 05/31/11                                                         210             224
      4.875%, 02/15/12                                                         100             109
      4.750%, 01/31/12                                                          50              54
      4.500%, 02/28/11                                                         590             622
      4.500%, 11/30/11                                                       1,000           1,074
      4.500%, 03/31/12                                                         565             611
      4.125%, 08/31/12                                                       1,000           1,078
      1.750%, 11/15/11                                                       1,150           1,168
                                                                                           -------
         TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $5,782)                                                                    5,835
                                                                                           =======
MORTGAGE-BACKED SECURITIES [0.8%]
   BMW Vehicle Lease Trust, Cl A3
      2.910%, 03/15/12                                                         160             163
   Mercedes Benz Auto Receivables
      Trust, Cl A4
      2.430%, 03/15/16                                                         165             165
                                                                                           -------
         TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $325)                                                                        328
                                                                                           =======
MUNICIPAL BONDS [3.0%]
   Irvine Ranch Water District,
      RB, ETM
      8.180%, 03/15/14                                                         550             613
   State of California,
      Sub-Ser A-2, RB
      3.000%, 06/23/10                                                         550             557
                                                                                           -------
         TOTAL MUNICIPAL BONDS
            (Cost $1,164)                                                                    1,170
                                                                                           =======

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
CASH EQUIVALENT [1.7%]
   AIM STIT-Treasury Portfolio,
      0.060%*                                                              647,997         $   648
                                                                                           -------
         TOTAL CASH EQUIVALENT
            (Cost $648)                                                                        648
                                                                                           =======
         TOTAL INVESTMENTS [99.7%]
            (Cost $37,812)                                                                 $38,605
                                                                                           =======

PERCENTAGES ARE BASED ON NET ASSETS OF $38,725,624.

*    THE RATE REPORTED IS THE 7-DAY CURRENT YIELD AS OF SEPTEMBER 30, 2009.

CL -- CLASS
ETM -- ESCROW TO MATURITY
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
RB -- REVENUE BOND
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments carried at value ($ Thousands):

Investments in Securities    Level 1   Level 2   Level 3    Total
                             -------   -------   -------   -------
Corporate Bonds               $ --     $15,910     $--     $15,910
U.S. Government
   Mortgage-Backed
   Obligations                  --       9,226      --       9,226
U.S. Government Agency
   Obligations                  --       5,488      --       5,488
U.S.Treasury Obligations        --       5,835      --       5,835
Mortgage-Backed Securities      --         328      --         328
Municipal Bonds                 --       1,169      --       1,170
Cash Equivalent                648          --      --         648
                              ----     -------     ---     -------
Total Investments in
   Securities                 $648     $37,957     $--     $38,605
                              ====     =======     ===     =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 13
schedule of investments
SEPTEMBER 30, 2009

AHA FULL MATURITY FIXED INCOME FUND

                                   (BAR CHART)

TYPE OF SECURITY WEIGHTINGS*:

Corporate Bonds                               39.8%
U.S. Government Mortgage-Backed Obligations   17.3%
U.S. Treasury Obligations                     15.1%
U.S. Government Agency Obligations            10.9%
Asset-Backed Securities                        5.9%
Mortgage-Backed Securities                     4.9%
Cash Equivalent                                3.3%
Commercial Mortgage-Backed Securities          2.6%
Foreign Government Bond                        0.2%
Municipal Bond                                 0.0%

*    Percentages based on total investments.

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
CORPORATE BONDS [40.2%]
   AEROSPACE & DEFENSE [0.3%]
   United Technologies
      6.125%, 02/01/19                                                   $      100        $   114
                                                                                           =======
   AGRICULTURE [0.2%]
   Bunge NA Finance
      5.900%, 04/01/17                                                          100             99
                                                                                           =======
   APPLICATIONS SOFTWARE [0.8%]
   Microsoft
      4.200%, 06/01/19                                                          300            309
                                                                                           =======
   BANKS [8.1%]
   AmSouth Bancorporation
      6.750%, 11/01/25                                                           75             55
   Bank of America
      10.200%, 07/15/15                                                         100            117
      2.100%, 04/30/12                                                          320            324
   Bank of America, MTN
      7.375%, 05/15/14                                                          100            111
      5.650%, 05/01/18                                                          265            262
   Bank One
      10.000%, 08/15/10                                                          89             95
   Citigroup
      6.375%, 08/12/14                                                          110            114
      2.125%, 04/30/12                                                          250            254
   Deutsche Bank Trust
      7.250%, 10/15/11                                                           46             49
   Dresdner Bank - New York
      7.250%, 09/15/15                                                          150            142
   European Investment Bank
      4.625%, 03/21/12                                                          250            269
   JPMorgan Chase
      4.650%, 06/01/14                                                          350            365
   Morgan Stanley
      5.300%, 03/01/13                                                          260            272

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   PNC Funding
      2.300%, 06/22/12                                                   $      355        $   361
   Santander Central Hispano
      Issuances
      7.625%, 09/14/10                                                          100            106
   Wachovia
      5.300%, 10/15/11                                                          200            212
   Wachovia, MTN
      5.500%, 05/01/13                                                          150            161
                                                                                           -------
   TOTAL BANKS                                                                               3,269
                                                                                           =======
   BEAUTY PRODUCTS [0.9%]
   Procter & Gamble
      4.700%, 02/15/19                                                          185            193
      4.600%, 01/15/14                                                          175            188
                                                                                           -------
   TOTAL BEAUTY PRODUCTS                                                                       381
                                                                                           =======
   BUILDING & CONSTRUCTION [0.2%]
   Hanson Australia Funding
      5.250%, 03/15/13                                                           75             71
                                                                                           =======
   CABLE/MEDIA [0.2%]
   TCI Communications
      7.875%, 08/01/13                                                           75             85
                                                                                           =======
   CHEMICALS [0.5%]
   EI Du Pont de Nemours
      5.875%, 01/15/14                                                          190            210
                                                                                           =======
   COMPUTER SYSTEM DESIGN & SERVICES [0.4%]
   Hewlett-Packard
      6.125%, 03/01/14                                                          135            152
                                                                                           =======
   DATA PROCESSING [0.3%]
   Fiserv
      6.125%, 11/20/12                                                          100            108
                                                                                           =======
   DRUGS [2.0%]
   Eli Lilly
      3.550%, 03/06/12                                                          175            183
   Merck
      5.000%, 06/30/19                                                          200            214
   Novartis Capital
      4.125%, 02/10/14                                                          110            116
   Pfizer
      5.350%, 03/15/15                                                          200            222

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 14
schedule of investments
SEPTEMBER 30, 2009

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   Teva Pharmaceutical
      5.550%, 02/01/16                                                   $       75        $    80
                                                                                           -------
   TOTAL DRUGS                                                                                 815
                                                                                           =======
   ENERGY [1.6%]
   Carolina Power & Light
      5.150%, 04/01/15                                                           80             86
   Exelon
      5.625%, 06/15/35                                                           75             72
   FPL Group Capital
      7.875%, 12/15/15                                                          115            141
   Korea Electric Power
      7.750%, 04/01/13                                                           95            107
      6.750%, 08/01/27                                                           75             75
   NiSource Finance
      7.875%, 11/15/10                                                           75             79
   PPL Energy Supply, Ser A
      5.700%, 10/15/15                                                           75             78
                                                                                           -------
   TOTAL ENERGY                                                                                638
                                                                                           =======
   FINANCIAL SERVICES [5.3%]
   American Express Credit, MTN
      7.300%, 08/20/13                                                          245            272
   American General Finance
      8.450%, 10/15/09                                                          100            100
   Associates Corp of North America,
      Ser A
      7.950%, 02/15/10                                                           75             75
   Caterpillar Financial Services, MTN
      6.200%, 09/30/13                                                          225            249
   General Electric Capital, MTN
      3.500%, 08/13/12                                                          225            228
      3.000%, 12/09/11                                                          270            280
   General Electric Capital, Ser A,
      MTN
      6.000%, 06/15/12                                                           75             80
   HSBC Finance
      5.000%, 06/30/15                                                           75             75
   John Deere Capital
      2.875%, 06/19/12                                                          350            362
   Svensk Exportkredit
      4.875%, 01/19/10                                                          280            284
   UFJ Finance Aruba
      6.750%, 07/15/13                                                          125            139
                                                                                           -------
   TOTAL FINANCIAL SERVICES                                                                  2,144
                                                                                           =======
   FOOD, BEVERAGE & TOBACCO [2.8%]
   Bottling Group
      5.125%, 01/15/19                                                          115            123

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   Cia de Bebidas das Americas
      8.750%, 09/15/13                                                   $      175        $   205
   Coca-Cola
      5.350%, 11/15/17                                                          240            262
   General Mills
      5.650%, 02/15/19                                                          110            119
   Kellogg
      4.450%, 05/30/16                                                          210            220
   Kraft Foods
      6.500%, 08/11/17                                                          190            205
                                                                                           -------
   TOTAL FOOD, BEVERAGE & TOBACCO                                                            1,134
                                                                                           =======
   INSURANCE [0.4%]
   Protective Life
      4.300%, 06/01/13                                                          100             95
   Travelers (A)
      6.250%, 03/15/37                                                          100             88
                                                                                           -------
   TOTAL INSURANCE                                                                             183
                                                                                           =======
   INVESTMENT BANKER/BROKER DEALER [3.3%]
   Citigroup
      6.500%, 01/18/11                                                          235            244
   Credit Suisse USA
      5.250%, 03/02/11                                                          325            340
   Goldman Sachs Group
      6.600%, 01/15/12                                                          200            217
      5.150%, 01/15/14                                                           75             79
      0.583%, 06/28/10 (A)                                                      100            100
   Jefferies Group
      6.450%, 06/08/27                                                          100             84
   Merrill Lynch, Ser C, MTN (A)
      0.692%, 02/05/10                                                           70             70
   Morgan Stanley
      4.750%, 04/01/14                                                           75             74
      0.789%, 01/15/10 (A)                                                      140            140
                                                                                           -------
   TOTAL INVESTMENT BANKER/BROKER DEALER                                                     1,348
                                                                                           =======
   MACHINERY-CONSTRUCTION AND MINING [0.4%]
   Caterpillar
      7.900%, 12/15/18                                                          135            166
                                                                                           =======
   MANUFACTURING [1.3%]
   General Electric
      5.000%, 02/01/13                                                          150            158
   Honeywell International
      3.875%, 02/15/14                                                          100            104
   Tyco International Finance
      4.125%, 10/15/14                                                          200            201

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 15
schedule of investments
SEPTEMBER 30, 2009

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   Tyco International Group
      6.375%, 10/15/11                                                   $       75        $    81
                                                                                           -------
   TOTAL MANUFACTURING                                                                         544
                                                                                           =======
   MEDICAL PRODUCTS [0.4%]
   Johnson & Johnson
      5.550%, 08/15/17                                                          130            146
                                                                                           =======
   METALS & MINING [0.5%]
   Rio Tinto Finance USA
      6.500%, 07/15/18                                                          100            108
   Vale Overseas
      6.875%, 11/21/36                                                          100            103
                                                                                           -------
   TOTAL METALS & MINING                                                                       211
                                                                                           =======
   MULTI-MEDIA [1.3%]
   CBS
      6.625%, 05/15/11                                                           60             63
   Time Warner
      9.125%, 01/15/13                                                           50             58
      5.875%, 11/15/16                                                          235            249
   Walt Disney, MTN
      6.375%, 03/01/12                                                          150            165
                                                                                           -------
   TOTAL MULTI-MEDIA                                                                           535
                                                                                           =======
   NETWORKING PRODUCTS [0.3%]
   Cisco Systems
      4.950%, 02/15/19                                                          115            121
                                                                                           =======
   OIL, GAS & CONSUMABLE FUELS [1.9%]
   Chevron
      3.450%, 03/03/12                                                          210            219
   ConocoPhillips
      5.300%, 04/15/12                                                          300            324
   Total Capital
      3.125%, 10/02/15                                                          250            249
                                                                                           -------
   TOTAL OIL, GAS & CONSUMABLE FUELS                                                           792
                                                                                           =======
   PETROLEUM & FUEL PRODUCTS [0.3%]
   Energy Transfer Partners
      6.625%, 10/15/36                                                           75             78
   Pemex Project Funding Master Trust
      9.125%, 10/13/10                                                           50             53
                                                                                           -------
   TOTAL PETROLEUM & FUEL PRODUCTS                                                             131
                                                                                           =======

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   RETAIL [1.9%]
   Home Depot
      5.250%, 12/16/13                                                   $      310        $   330
   Lowe's
      5.000%, 10/15/15                                                          200            217
   Target
      6.350%, 01/15/11                                                          200            213
                                                                                           -------
   TOTAL RETAIL                                                                                760
                                                                                           =======
   RETAIL-DRUG STORE [0.3%]
   Walgreen
      5.250%, 01/15/19                                                          100            109
                                                                                           =======
   RETAIL-RESTAURANTS [0.2%]
   McDonald's, MTN
      5.000%, 02/01/19                                                           90             96
                                                                                           =======
   SECURITY BROKERS & DEALERS [0.1%]
   iStar Financial
      5.850%, 03/15/17                                                          100             52
                                                                                           =======
   SHORT-TERM BUSINESS CREDIT [0.1%]
   CIT Group Funding of Delaware
      5.200%, 06/01/15                                                           50             39
                                                                                           =======
   TELEPHONES & TELECOMMUNICATIONS [3.0%]
   British Telecommunications
      9.625%, 12/15/30                                                          100            128
      9.125%, 12/15/10 (B)                                                       60             65
   Deutsche Telekom International
      Finance
      8.750%, 06/15/30                                                           75             97
   Deutsche Telekom International
      FinanceBV
      6.000%, 07/08/19                                                           50             54
   France Telecom
      7.750%, 03/01/11                                                           50             54
   New Cingular Wireless Services
      8.750%, 03/01/31                                                           75             99
   SBC Communications
      5.300%, 11/15/10                                                          250            260
   Sprint Capital
      6.900%, 05/01/19                                                           75             67
   Telecom Italia Capital
      7.200%, 07/18/36                                                           75             85
   Telefonica Emisiones
      6.421%, 06/20/16                                                           75             84

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 16
schedule of investments
SEPTEMBER 30, 2009

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   Verizon Pennsylvania
      5.650%, 11/15/11                                                   $      200        $   213
                                                                                           -------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                                     1,206
                                                                                           =======
   TRANSPORTATION SERVICES [0.9%]
   FedEx
      9.650%, 06/15/12                                                          125            146
   United Parcel Service
      3.875%, 04/01/14                                                          195            204
                                                                                           -------
   TOTAL TRANSPORTATION SERVICES                                                               350
                                                                                           =======
         TOTAL CORPORATE BONDS
            (Cost $15,608)                                                                  16,318
                                                                                           =======
U.S. GOVERNMENT AGENCY OBLIGATIONS [10.9%]
   FFCB
      4.875%, 04/04/12                                                          200            216
   FHLMC
      4.375%, 07/17/15                                                          705            760
      2.500%, 01/07/14                                                          800            805
      2.125%, 03/23/12                                                          500            509
   FNMA
      4.625%, 10/15/13                                                          930          1,016
      4.625%, 10/15/14                                                          450            491
      4.375%, 09/15/12                                                          600            645
                                                                                           -------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Cost $4,307)                                                                    4,442
                                                                                           =======
U.S. TREASURY OBLIGATIONS [15.3%]
   U.S.Treasury Bonds
      6.250%, 08/15/23                                                        2,800          3,510
      5.250%, 11/15/28                                                          300            348
   U.S.Treasury Notes
      4.750%, 05/15/14                                                          230            256
      4.250%, 08/15/13                                                          200            218
      4.250%, 11/15/17                                                          660            711
      2.750%, 02/15/19                                                          275            262
      2.625%, 04/30/16                                                          425            420
      2.250%, 05/31/14                                                          475            477
                                                                                           -------
         TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $5,921)                                                                    6,202
                                                                                           =======
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS [17.5%]
   FHLMC, Pool 160098
      10.500%, 01/01/10                                                          --             --

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   FHLMC, Pool 1B2677 (A)
      4.163%, 01/01/35                                                   $       21        $    22
   FHLMC, Pool 1B2683 (A)
      4.086%, 01/01/35                                                           13             13
   FHLMC, Pool 1B2692 (A)
      4.462%, 12/01/34                                                           39             40
   FHLMC, Pool C20300
      6.500%, 01/01/29                                                           10             11
   FHLMC, Pool E01280
      5.000%, 12/01/17                                                           35             38
   FHLMC, Pool G08003
      6.000%, 07/01/34                                                          108            115
   FHLMC, Pool G11431
      6.000%, 02/01/18                                                           23             25
   FHLMC, Pool G11911
      5.000%, 02/01/21                                                          268            284
   FHLMC, Pool G18124
      6.000%, 06/01/21                                                           78             83
   FHLMC, Ser 2730, Cl PD
      5.000%, 05/15/21                                                          150            158
   FHLMC, Ser 3122, Cl VA
      6.000%, 01/15/17                                                          112            120
   FHLMC, Ser 3132, Cl MA
      5.500%, 12/15/23                                                           83             87
   FHLMC Gold, Pool G11880
      5.000%, 12/01/20                                                          106            112
   FHLMC REMIC, Ser 2544,
      Cl QB
      5.000%, 09/15/15                                                           18             18
   FHLMC REMIC, Ser 2804,
      Cl VC
      5.000%, 07/15/21                                                          155            167
   FHLMC REMIC, Ser R003,
      Cl VA
      5.500%, 08/15/16                                                          140            150
   FHLMC REMIC, Ser R009,
      Cl AJ
      5.750%, 12/15/18                                                           95             99
   FHLMC REMIC, Ser R010,
      Pool FHRR R010 AB, Cl AB
      5.500%, 12/15/19                                                          225            234
   FHLMC REMIC, Ser R010,
      Cl VA
      5.500%, 04/15/17                                                          119            128
   FNMA
      2.750%, 03/13/14                                                          600            609
   FNMA, Pool 252570
      6.500%, 07/01/29                                                           22             24
   FNMA, Pool 253183
      7.500%, 04/01/30                                                            2              2
   FNMA, Pool 253398
      8.000%, 08/01/30                                                            7              8

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 17
schedule of investments
SEPTEMBER 30, 2009

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   FNMA, Pool 254510
      5.000%, 11/01/17                                                   $       46        $    49
   FNMA, Pool 254545
      5.000%, 12/01/17                                                           91             96
   FNMA, Pool 254685
      5.000%, 04/01/18                                                           71             75
   FNMA, Pool 254949
      5.000%, 11/01/33                                                           69             72
   FNMA, Pool 255814
      5.500%, 08/01/35                                                          180            189
   FNMA, Pool 303168
      9.500%, 02/01/25                                                            5              6
   FNMA, Pool 735060
      6.000%, 11/01/34                                                           81             86
   FNMA, Pool 735228
      5.500%, 02/01/35                                                           74             78
   FNMA, Pool 745355
      5.000%, 03/01/36                                                          578            599
   FNMA, Pool 745418
      5.500%, 04/01/36                                                        1,121          1,177
   FNMA, Pool 827223 (A)
      4.766%, 04/01/35                                                          141            146
   FNMA, Pool 844809
      5.000%, 11/01/35                                                          690            715
   FNMA, Pool 976420
      4.500%, 03/01/23                                                          577            599
   FNMA, Ser 136, Cl PK
      6.000%, 08/25/22                                                           25             28
   FNMA, Ser 33, Cl LD
      4.250%, 09/25/22                                                          144            150
   FNMA, Ser W6, Cl 1A6
      5.500%, 07/25/34                                                           66             68
   FNMA REMIC, Ser B2, Cl AB
      5.500%, 05/25/14                                                          105            109
   GNMA, Pool 479168
      8.000%, 02/15/30                                                            8              9
   GNMA, Pool 780315
      9.500%, 12/15/17                                                           11             12
   GNMA, Ser 15, Cl A
      3.727%, 03/16/27                                                          119            122
   GNMA, Ser 78, Cl C
      4.658%, 04/16/29                                                          150            158
                                                                                           -------
         TOTAL U.S. GOVERNMENT MORTGAGE-
            BACKED OBLIGATIONS
            (Cost $6,791)                                                                    7,090
                                                                                           =======
MORTGAGE-BACKED SECURITIES [4.9%]
   Banc of America Alternative Loan
      Trust, Ser 2004-2, Cl 5A1
      5.500%, 03/25/19                                                           96             84

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   Banc of America Alternative Loan
      Trust, Ser 2005-4, Cl CB11
      5.500%, 05/25/35                                                   $       70        $    67
   Banc of America Alternative Loan
      Trust, Ser 2005-6, Cl 7A1
      5.500%, 07/25/20                                                           77             70
   Banc of America Alternative Loan
      Trust, Ser 2005-9, Cl 1CB3
      5.500%, 10/25/35                                                           93             74
   Banc of America Alternative Loan
      Trust, Ser 2006-2, Cl 6A1
      5.500%, 03/25/21                                                          111             96
   Chase Mortgage Finance,
      Ser 2003-S13, Cl A11
      5.500%, 11/25/33                                                           80             81
   Citigroup, Ser 2007-CD4, Cl A2B
      5.205%, 12/11/49                                                          150            149
   Citigroup Mortgage Loan Trust,
      Ser 2005-9, Cl 2A2
      5.500%, 11/25/35                                                           76             65
   First Horizon Alternative Mortgage
      Securities, Ser 2006-FA8, Cl 2A1
      5.750%, 02/25/37                                                          105             60
   JP Morgan Mortgage Trust,
      Ser 2007-A2, Cl 2A3 (A)
      5.415%, 04/25/37                                                          200            142
   JPMorgan Alternative Loan Trust,
      Ser 2006-S3, Cl A3A
      6.000%, 08/25/36                                                          200            119
   JPMorgan Chase, Ser 2006-CB17,
      Cl ASB
      5.415%, 12/12/43                                                          200            194
   JPMorgan Mortgage Trust,
      Ser 2006-A7, Cl 2A2 (A)
      5.774%, 01/25/37                                                          110             77
   JPMorgan Mortgage Trust,
      Ser 2006-A7, Cl 2A4R (A)
      5.401%, 01/25/37                                                          200            128
   RAAC, Ser 2004-SP1, Cl AI4 (A)
      5.285%, 08/25/27                                                          121            102
   Residential Accredit Loans,
      Ser 2004-QS5, Cl A5
      4.750%, 04/25/34                                                           34             32
   Residential Accredit Loans,
      Ser 2004-QS6, Cl A1
      5.000%, 05/25/19                                                           59             58
   Salomon Brothers Mortgage Securities
      VII, Cl A2
      7.455%, 07/18/33                                                          109            110
   Wachovia Bank Commercial Mortgage,
      Ser 2003-C3, Cl A2
      4.867%, 02/15/35                                                          150            155

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 18
schedule of investments
SEPTEMBER 30, 2009

AHA FULL MATURITY FIXED INCOME FUND (CONTINUED)

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   WaMu Mortgage Pass-Through
      Certificates, Ser 2004-CB2, Cl 5A
      5.000%, 07/25/19                                                   $      154        $   143
                                                                                           -------
         TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $2,400)                                                                    2,006
                                                                                           =======
COMMERCIAL MORTGAGE-BACKED SECURITIES [2.6%]
   Bear Stearns Commercial Mortgage
      Security, Ser 2007-PW16,
      Cl AM (A)
      5.910%, 06/11/40                                                          300            208
   Commercial Mortgage, Ser-2006
      C8, Cl A2B
      5.248%, 12/10/46                                                          185            184
   GE Capital Commercial Mortgage,
      Ser 2002-3A, Cl A2
      4.996%, 12/10/37                                                          150            155
   GE Capital Commercial Mortgage,
      Ser 2004-C3, Cl A4 (A)
      5.189%, 07/10/39                                                          200            203
   GMAC Commercial Mortgage
      Securities, Ser 2003-C1, Cl A2
      4.079%, 05/10/36                                                          225            225
   GMAC Mortgage Corporation Loan
      Trust, Ser 2004-J4, Cl A2
      5.500%, 09/25/34                                                           84             83
                                                                                           -------
         TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
            (Cost $1,135)                                                                    1,058
                                                                                           =======
ASSET-BACKED SECURITIES [5.9%]
   American Express Credit Account
      Master Trust, Cl A (A)
      0.310%, 02/15/13                                                          300            299
   Bayview Financial Acquisition Trust,
      Ser 2007-A, Cl 1A2
      6.205%, 05/28/37                                                          200            136
   Capital One Multi-Asset Execution
      Trust, Ser 2006-A9, Cl A9 (A)
      0.260%, 05/15/13                                                          250            249
   Chase Issuance Trust, Cl A
      4.960%, 09/17/12                                                          400            416
   CitiFinancial Mortgage Securities,
      Ser 2004-1, Cl AF2 (B)
      2.645%, 04/25/34                                                           10             10
   Cityscape Home Equity Loan Trust,
      Ser 1997-C, Cl A4 (B)
      7.000%, 07/25/28                                                            9              9
   Contimortgage Home Equity Loan
      Trust, Ser 1997-2, Cl A9
      7.090%, 04/15/28                                                            2              2

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   Countrywide AssetBacked Certificates,
      Ser 2006-11, Cl 1AF3 (A)
      6.050%, 09/25/46                                                   $      200        $   116
   Countrywide Asset-Backed Certificates,
      Ser 2006-13, Cl 1AF2
      5.884%, 01/25/37                                                          200            183
   Countrywide Asset-Backed Certificates,
      Ser 2007S1, Cl A6 (A)
      5.693%, 11/25/36                                                          166             69
   GMAC Mortgage Corporation
      LoanTrust, Ser 2004-GH1,
      Cl A6 (A)
      4.810%, 07/25/35                                                          128             99
   Green Tree Financial, Ser 1997-7,
      Cl A6
      6.760%, 07/15/29                                                           86             83
   GSAA Home Equity Trust,
      Ser 2005-1, Cl AF2 (A)
      4.316%, 11/25/34                                                           63             59
   John Deere Owner Trust,
      Ser 2007-A, Cl A3
      5.040%, 07/15/11                                                           39             39
   MBNA Master Credit Card Trust,
      Cl A
      7.800%, 10/15/12                                                          400            417
   Renaissance Home Equity,
      Ser 2007-1, Cl AF2
      5.512%, 04/25/37                                                          200             90
   Residential Asset Mortgage Products,
      Ser 2002-RS3, Cl AI5 (A)
      5.572%, 06/25/32                                                           56             36
   Residential Asset Securities,
      Ser 2003-KS5, Cl AI6 (A)
      3.620%, 07/25/33                                                          141             82
                                                                                           -------
         TOTAL ASSET-BACKED SECURITIES
            (Cost $2,837)                                                                    2,394
                                                                                           =======
FOREIGN CORPORATE BOND [0.2%]
   National Bank of Hungary
      8.875%, 11/01/13                                                           75             82
                                                                                           -------
         TOTAL FOREIGN CORPORATE BOND
            (Cost $78)                                                                          82
                                                                                           =======
MUNICIPAL BOND [0.0%]
   LOUISIANA [0.0%]
   Louisiana State, Tobacco Settlement
      Financing Authority, Ser 2001A, RB
      6.360%, 05/15/25                                                            5              5
                                                                                           -------
         TOTAL MUNICIPAL BOND
            (Cost $5)                                                                            5
                                                                                           =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 19
schedule of investments
SEPTEMBER 30, 2009

AHA FULL MATURITY FIXED INCOME FUND (CONCLUDED)

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
CASH EQUIVALENT [3.4%]
   AIM STIT-Treasury Portfolio,
      0.060%*                                                             1,361,653        $ 1,362
                                                                                           -------
         TOTAL CASH EQUIVALENT
            (Cost $1,362)                                                                    1,362
                                                                                           =======
         TOTAL INVESTMENTS [100.9%]
            (Cost $40,444)                                                                 $40,959
                                                                                           =======

PERCENTAGES ARE BASED ON NET ASSETS OF $40,581,230.

*    THE RATE REPORTED IS THE 7-DAY CURRENT YIELD AS OF SEPTEMBER 30, 2009.

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2009.

(B) STEP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2009.

CL -- CLASS
FFCB -- FEDERAL FARM CREDIT BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION
RB -- REVENUE BOND
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

AMOUNTS DESIGNATED AS "--" ARE EITHER ZERO SHARES/$0 OR HAVE BEEN ROUNDED TO ZERO SHARES/$0.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments carried at value ($ Thousands):

Investments in Securities    Level 1   Level 2   Level 3    Total
                             -------   -------   -------   -------
Corporate Bonds               $   --   $16,318     $--     $16,318
U.S. Government Agency
   Obligations                    --     4,442      --       4,442
U.S.Treasury Obligations          --     6,202      --       6,202
U.S. Government
   Mortgage-Backed
   Obligations                    --     7,090      --       7,090
Mortgage-Backed Securities        --     2,006      --       2,006
Commercial
   Mortgage-Backed
   Securities                     --     1,058      --       1,058
Asset-Backed Securities           --     2,394      --       2,394
Foreign Corporate Bond            --        82      --          82
Municipal Bond                    --         5      --           5
Cash Equivalent                1,362        --      --       1,362
                              ------   -------     ---     -------
Total Investments in
   Securities                 $1,362   $39,597     $--     $40,959
                              ======   =======     ===     =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 20
schedule of investments
SEPTEMBER 30, 2009

AHA BALANCED FUND

                                   (BAR CHART)

SECTOR WEIGHTINGS*:

U.S. Treasury Obligations                       17.7%
Information Technology - Common Stock            9.5%
U.S. Government Mortgage - Backed Obligations    8.9%
Financials - Common Stock                        7.5%
Health Care - Common Stock                       7.5%
Industrials - Common Stock                       7.3%
Consumer Discretionary - Common Stock            7.0%
Energy - Common Stock                            5.4%
Asset-Backed Securities                          4.9%
Consumer Staples - Common Stock                  4.8%
Mortgage-Backed Securities                       4.1%
U.S. Government Agency Obligations               3.9%
Telecommunication Services - Common Stock        2.5%
Utilities - Common Stock                         2.4%
Cash Equivalent                                  2.3%
Commercial Mortgage-Backed Securities            2.0%
Materials - Common Stock                         1.6%
Corporate Bonds                                  0.7%

*    Percentages based on total investments.

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
COMMON STOCK [55.8%]
   AEROSPACE & DEFENSE [2.3%]
   General Dynamics                                                            273         $    18
   Goodrich                                                                    441              24
   Honeywell International                                                     954              35
   L-3 Communications Holdings,
      Cl 3                                                                     134              11
   Lockheed Martin                                                           1,281             100
   Raytheon                                                                  1,636              79
   United Technologies                                                         744              45
                                                                                           -------
   TOTAL AEROSPACE & DEFENSE                                                                   312
                                                                                           =======
   AUTOMOTIVE [0.5%]
   AutoZone*                                                                   115              17
   Ford Motor*                                                               7,914              57
                                                                                           -------
   TOTAL AUTOMOTIVE                                                                             74
                                                                                           =======
   BANKS [0.9%]
   Bank of America                                                           4,468              76
   Fifth Third Bancorp                                                       2,067              21
   Wells Fargo                                                                 934              26
                                                                                           -------
   TOTAL BANKS                                                                                 123
                                                                                           =======
   BEAUTY PRODUCTS [1.0%]
   Procter & Gamble                                                          2,466             143
                                                                                           =======

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   BIOTECHNOLOGY [1.1%]
   Amgen*                                                                    2,122         $   128
   Biogen Idec*                                                                294              15
   Cephalon*                                                                    98               5
                                                                                           -------
   TOTAL BIOTECHNOLOGY                                                                         148
                                                                                           =======
   BROADCASTING & CABLE [0.5%]
   Cisco Systems*                                                            1,430              34
   Harris                                                                      784              29
                                                                                           -------
   TOTAL BROADCASTING & CABLE                                                                   63
                                                                                           =======
   BUILDING & CONSTRUCTION [0.3%]
   DR Horton                                                                 3,270              37
                                                                                           =======
   BUSINESS SERVICES [0.6%]
   Computer Sciences*                                                        1,034              54
   eBay*                                                                       403              10
   Fidelity National Information
      Services                                                                 145               4
   Omnicom Group                                                               222               8
                                                                                           -------
   TOTAL BUSINESS SERVICES                                                                      76
                                                                                           =======
   CHEMICALS [0.2%]
   Eastman Chemical                                                            509              27
                                                                                           =======
   COMMERCIAL BANKS [0.6%]
   BB&T                                                                      3,050              83
                                                                                           =======
   COMMUNICATION & MEDIA [1.7%]
   Comcast, Cl A                                                             6,804             115
   Time Warner                                                               1,062              30
   Time Warner Cable, Cl A                                                   1,086              47
   Viacom, Cl B*                                                             1,531              43
                                                                                           -------
   TOTAL COMMUNICATION & MEDIA                                                                 235
                                                                                           =======
   COMPUTER SOFTWARE [1.5%]
   Adobe Systems*                                                              569              19
   CA                                                                          584              13
   Compuware*                                                                3,506              26
   Microsoft                                                                 5,924             153
                                                                                           -------
   TOTAL COMPUTER SOFTWARE                                                                     211
                                                                                           =======
   COMPUTER SYSTEM DESIGN & SERVICES [4.5%]
   Apple*                                                                      716             133
   Dell*                                                                     5,984              91
   Hewlett-Packard                                                           1,945              92

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 21
schedule of investments
SEPTEMBER 30, 2009

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   IBM                                                                       1,717         $   206
   Lexmark International, Cl A*                                              2,197              47
   Western Digital*                                                          1,155              42
                                                                                           -------
   TOTAL COMPUTER SYSTEM DESIGN & SERVICES                                                     611
                                                                                           =======
   CONSUMER PRODUCTS & SERVICES [0.5%]
   Black & Decker                                                              789              36
   Kimberly-Clark                                                              472              28
                                                                                           -------
   TOTAL CONSUMER PRODUCTS & SERVICES                                                           64
                                                                                           =======
   CONTAINERS & PACKAGING [0.3%]
   Pactiv*                                                                   1,752              46
                                                                                           =======
   DIVERSIFIED CONSUMER SERVICES [0.4%]
   H&R Block                                                                 2,902              53
                                                                                           =======
   DIVERSIFIED MANUFACTURING [2.2%]
   3M                                                                        1,084              80
   General Electric                                                         13,676             225
                                                                                           -------
   TOTAL DIVERSIFIED MANUFACTURING                                                             305
                                                                                           =======
   DIVERSIFIED METALS & MINING [0.7%]
   Freeport-McMoRan Copper &
      Gold, Cl B                                                                39               3
   Newmont Mining                                                            2,006              88
                                                                                           -------
   TOTAL DIVERSIFIED METALS & MINING                                                            91
                                                                                           =======
   DRUGS [4.3%]
   Abbott Laboratories                                                         998              49
   AmerisourceBergen, Cl A                                                     188               4
   Bristol-Myers Squibb                                                      4,427             100
   Forest Laboratories*                                                      1,318              39
   Johnson & Johnson                                                         3,114             190
   Pfizer                                                                   10,232             169
   Wyeth                                                                       873              42
                                                                                           -------
   TOTAL DRUGS                                                                                 593
                                                                                           =======
   ELECTRICAL SERVICES [1.5%]
   Ameren                                                                    1,831              46
   American Electric Power                                                     622              19
   DTE Energy                                                                1,411              50
   Exelon                                                                    1,606              80
   FPL Group                                                                    62               3
   NiSource                                                                    170               2

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   Public Service Enterprise
      Group                                                                     57         $     2
                                                                                           -------
   TOTAL ELECTRICAL SERVICES                                                                   202
                                                                                           =======
   ENERGY [0.8%]
   Edison International                                                      1,343              45
   Entergy                                                                     551              44
   PG&E                                                                        462              19
                                                                                           -------
   TOTAL ENERGY                                                                                108
                                                                                           =======
   ENTERTAINMENT [0.6%]
   Carnival                                                                  2,494              83
                                                                                           =======
   FINANCIAL SERVICES [1.6%]
   American Express                                                          3,341             113
   Discover Financial Services                                               3,460              56
   Hudson City Bancorp                                                       3,559              47
                                                                                           -------
   TOTAL FINANCIAL SERVICES                                                                    216
                                                                                           =======
   FOOD, BEVERAGE & TOBACCO [1.8%]
   Coca-Cola                                                                 1,329              71
   Coca-Cola Enterprises                                                        28               1
   General Mills                                                               814              53
   Kellogg Company                                                             108               5
   PepsiCo                                                                     985              58
   Safeway                                                                   2,747              54
                                                                                           -------
   TOTAL FOOD, BEVERAGE & TOBACCO                                                              242
                                                                                           =======
   HEALTH CARE TECHNOLOGY [0.5%]
   IMS Health                                                                4,205              65
                                                                                           =======
   HEALTHCARE PRODUCTS & SERVICES [1.0%]
   McKesson                                                                  1,557              93
   UnitedHealth Group                                                          546              13
   Waters*                                                                     482              27
                                                                                           -------
   TOTAL HEALTHCARE PRODUCTS & SERVICES                                                        133
                                                                                           =======
   INDEPENDENT POWER PRODUCERS & ENERGY TRADER [0.2%]
   AES*                                                                      1,654              24
                                                                                           =======
   INSURANCE [1.8%]
   Chubb                                                                     1,565              79

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 22
schedule of investments
SEPTEMBER 30, 2009

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   Prudential Financial                                                      1,055         $    53
   Tenet Healthcare*                                                         5,527              32
   Travelers                                                                 1,780              88
                                                                                           -------
   TOTAL INSURANCE                                                                             252
                                                                                           =======
   INVESTMENT BANKER/BROKER DEALER [2.8%]
   Federated Investors, Cl B                                                 1,794              47
   Goldman Sachs Group                                                         855             158
   JPMorgan Chase                                                            4,078             179
                                                                                           -------
   TOTAL INVESTMENT BANKER/BROKER DEALER                                                       384
                                                                                           =======
   MACHINERY [0.9%]
   Caterpillar                                                                 730              37
   Dover                                                                       187               7
   Illinois Tool Works                                                       1,702              73
                                                                                           -------
   TOTAL MACHINERY                                                                             117
                                                                                           =======
   MEDICAL PRODUCTS & SERVICES [0.4%]
   Becton Dickinson                                                            250              18
   Boston Scientific*                                                           14              --
   Hospira*                                                                     51               2
   WellPoint*                                                                  693              33
   Zimmer Holdings*                                                             57               3
                                                                                           -------
   TOTAL MEDICAL PRODUCTS & SERVICES                                                            56
                                                                                           =======
   PAPER & RELATED PRODUCTS [0.4%]
   International Paper                                                       2,034              45
   Sealed Air                                                                  227               5
                                                                                           -------
   TOTAL PAPER & RELATED PRODUCTS                                                               50
                                                                                           =======
   PETROLEUM & FUEL PRODUCTS [5.4%]
   ChevronTexaco                                                             1,849             130
   ConocoPhillips                                                              199               9
   Devon Energy                                                                599              40
   Diamond Offshore Drilling                                                   256              25
   ENSCO International                                                       1,071              46
   Exxon Mobil                                                               2,906             200
   Marathon Oil                                                              2,416              77
   Murphy Oil                                                                  128               7
   Noble Energy                                                                530              35
   Occidental Petroleum                                                      1,675             131
   Rowan                                                                     1,826              42
                                                                                           -------
   TOTAL PETROLEUM & FUEL PRODUCTS                                                             742
                                                                                           =======

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   PRINTING & PUBLISHING [0.4%]
   Pitney Bowes                                                              2,146         $    53
                                                                                           =======
   RAILROADS [0.6%]
   Burlington Northern Santa Fe                                                126              10
   CSX                                                                       1,630              68
                                                                                           -------
   TOTAL RAILROADS                                                                              78
                                                                                           =======
   REAL ESTATE INVESTMENT TRUST [0.0%]
   Equity Residential                                                          154               5
   Plum Creek Timber                                                             9              --
                                                                                           -------
   TOTAL REAL ESTATE INVESTMENT TRUST                                                            5
                                                                                           =======
   RETAIL [4.3%]
   AutoNation*                                                               1,580              29
   Big Lots*                                                                 1,100              27
   CVS                                                                       1,949              70
   Gap                                                                       2,931              63
   Home Depot                                                                2,431              65
   Kroger                                                                    2,206              46
   McDonald's                                                                  697              40
   RadioShack                                                                2,506              41
   Sherwin-Williams                                                            209              13
   SYSCO                                                                       463              11
   Target                                                                    1,510              70
   TJX                                                                         541              20
   Wal-Mart Stores                                                           1,840              90
                                                                                           -------
   TOTAL RETAIL                                                                                585
                                                                                           =======
   SCHOOLS [0.1%]
   Apollo Group, Cl A*                                                         272              20
                                                                                           =======
   SEMI-CONDUCTORS [1.2%]
   Intel                                                                       656              13
   National Semiconductor                                                    3,151              45
   Texas Instruments                                                         4,383             104
                                                                                           -------
   TOTAL SEMI-CONDUCTORS                                                                       162
                                                                                           =======
   TELEPHONES & TELECOMMUNICATIONS [3.2%]
   AT&T                                                                      5,677             153
   Corning                                                                   6,162              95
   Qwest Communications
      International                                                          9,855              38
   Verizon Communications                                                    4,866             147
                                                                                           -------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                                       433
                                                                                           =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 23
schedule of investments
SEPTEMBER 30, 2009

AHA BALANCED FUND (CONTINUED)

                                                                        SHARES/FACE
DESCRIPTION                                                             AMOUNT (000)     VALUE (000)
-----------                                                          -----------------   -----------
   TRANSPORTATION SERVICES [0.1%]
   Norfolk Southern                                                            123         $     5
   Union Pacific                                                               221              13
                                                                                           -------
   TOTAL TRANSPORTATION SERVICES                                                                18
                                                                                           =======
   TRUCKING [0.3%]
   Ryder System                                                              1,130              44
                                                                                           =======
   WASTE MANAGEMENT SERVICES [0.5%]
   Waste Management                                                          2,394              71
                                                                                           =======
   WEB PORTALS/ISP [1.1%]
   Expedia*                                                                  1,801              43
   Google, Cl A*                                                               189              94
   VeriSign*                                                                   297               7
                                                                                           -------
   TOTAL WEB PORTALS/ISP                                                                       144
                                                                                           =======
   WHOLESALE [0.2%]
   ArcherDanielsMidland                                                        741              22
   Campbell Soup                                                               221               7
   Dean Foods*                                                                  40               1
   Hormel Foods                                                                  6              --
                                                                                           -------
   TOTAL WHOLESALE                                                                              30
                                                                                           =======
         TOTAL COMMON STOCK
            (Cost $7,207)                                                                    7,612
                                                                                           =======
U.S. TREASURY OBLIGATIONS [17.7%]
   U.S.Treasury Bond
      6.250%, 08/15/23                                                    $  1,025           1,285
   U.S.Treasury Notes
      3.125%, 08/31/13                                                         700             734
      2.250%, 05/31/14                                                         400             401
                                                                                           -------
         TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $2,313)                                                                    2,420
                                                                                           =======
MORTGAGE-BACKED SECURITIES [4.2%]
   Banc of America Alternative Loan
      Trust, Ser 2005-6, Cl 7A1
      5.500%, 07/25/20                                                          26              23
   Chase Mortgage Finance,
      Ser 2003-S14, Cl 3A6
      5.500%, 01/25/34                                                          32              32
   Citicorp Mortgage Securities,
      Ser 2004-4, Cl A5
      5.500%, 06/25/34                                                         115             113

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
   Citigroup Mortgage Loan Trust,
      Ser 2005-9, Cl 2A2
      5.500%, 11/25/35                                                    $     38         $    33
   Countrywide Alternative Loan Trust,
      Ser 2005-50 CB, Cl 4A1
      5.000%, 11/25/20                                                          24              19
   Countrywide Alternative Loan Trust,
      Ser 2006-7 CB, Cl 3A1
      5.250%, 05/25/21                                                          40              28
   First Horizon CMO, Ser 2006-FA6,
      Cl 3A1
      5.750%, 11/25/21                                                          51              45
   First Union National Bank CMO,
      Ser 2001-C4, Cl A2
      6.223%, 12/12/33                                                          50              52
   JP Morgan Mortgage Trust,
      Ser 2007-A2, Cl 2A3 (A)
      5.728%, 04/25/37                                                         100              71
   JPMorgan Mortgage Trust,
      Ser 2006-A7, Cl 2A4R (A)
      5.401%, 01/25/37                                                         100              64
   Residential Accredit Loans,
      Ser 2004-QS5, Cl A5
      4.750%, 04/25/34                                                          17              16
   Residential Funding Mortgage Securities
      I, Ser 2003-S11, Cl A2
      4.000%, 06/25/18                                                          75              73
                                                                                           -------
         TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $672)                                                                        569
                                                                                           =======
COMMERCIAL MORTGAGE-BACKED SECURITIES [2.0%]
   GE Capital Commercial Mortgage,
      Ser 2002-3A, Cl A2
      4.996%, 12/10/37                                                         100             103
   GE Capital Commercial Mortgage,
      Ser 2004-C3, Cl A4 (A)
      5.189%, 07/10/39                                                          75              76
   GMAC Commercial Mortgage
      Securities, Ser 2003-C1, Cl A2
      4.079%, 05/10/36                                                         100             100
                                                                                           -------
         TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
            (Cost $270)                                                                        279
                                                                                           =======
U.S. GOVERNMENT AGENCY OBLIGATION [4.0%]
   FNMA
      6.000%, 05/15/11                                                         500             541
                                                                                           =======
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
            (Cost $535)                                                                        541
                                                                                           =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 24
schedule of investments
SEPTEMBER 30, 2009

AHA BALANCED FUND (CONTINUED)

DESCRIPTION                                                          FACE AMOUNT (000)   VALUE (000)
-----------                                                          -----------------   -----------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS [9.0%]
   FHLB, Pool FHLB 00-0582 H, Cl H
      4.750%, 10/25/10                                                    $    166         $   172
   FNMA
      2.750%, 03/13/14                                                         500             508
   FNMA, Pool 725424
      5.500%, 04/01/34                                                         145             152
   FNMA, Pool 735230
      5.500%, 02/01/35                                                         174             183
   FNMA, Pool 745275
      5.000%, 02/01/36                                                         205             212
                                                                                           -------
         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
            (Cost $1,222)                                                                    1,227
                                                                                           =======
CORPORATE BONDS [0.7%]
   BANKS [0.3%]
   Dresdner Bank - New York
      7.250%, 09/15/15                                                          50              48
                                                                                           =======
   CONTAINERS & PACKAGING [0.4%]
   Pactiv
      7.950%, 12/15/25                                                          50              55
                                                                                           =======
         TOTAL CORPORATE BONDS
            (Cost $109)                                                                        103
                                                                                           =======
ASSET-BACKED SECURITIES [5.0%]
   Bayview Financial Acquisition Trust,
      Ser 2007-A, Cl 1A2
      6.205%, 05/28/37                                                         100              68
   Capital One Multi-Asset Execution
      Trust, Ser 2006-A9, Cl A9 (A)
      0.260%, 05/15/13                                                         100             100
   Chase Issuance Trust, Cl A (A)
      0.253%, 02/15/13                                                         100              99
   Countrywide Asset-Backed
      Certificates, Ser 2005-13,
      Cl AF2 (A)
      5.294%, 04/25/36                                                          10              10
   Credit-Based Asset Servicing and
      Securitization, Ser 2005 CB8,
      Cl AF2 (B)
      5.300%, 12/25/35                                                          32              29
   Discover Card Master Trust I,
      Ser 2003-3, Cl A (A)
      0.440%, 09/15/12                                                          75              75

                                                                        FACE AMOUNT
DESCRIPTION                                                             (000)/SHARES     VALUE (000)
-----------                                                          -----------------   -----------
   GMAC Mortgage Corporation Loan
      Trust, Ser 2004-GH1, Cl A6 (A)
      4.810%, 07/25/35                                                    $     64         $    50
   GMAC Mortgage Corporation Loan
      Trust, Ser 2004-HE5, Cl A6 (A)
      4.390%, 09/25/34                                                          63              40
   GMAC Mortgage Corporation Loan
      Trust, Ser 2004-J4, Cl A2
      5.500%, 09/25/34                                                          42              42
   MBNA Master Credit Card Trust,
      Cl A
      7.800%, 10/15/12                                                          50              52
   RAAC, Ser 2004-SP1, Cl AI4 (A)
      5.285%, 08/25/27                                                          61              51
   Residential Accredit Loans,
      Ser 2004-QS6, Cl A1
      5.000%, 05/25/19                                                          20              19
   Residential Asset Mortgage Products,
      Ser 200-RS3, Cl AI5 (A)
      5.572%, 06/25/32                                                          65              42
                                                                                           -------
         TOTAL ASSET-BACKED SECURITIES
            (Cost $778)                                                                        677
                                                                                           =======
CASH EQUIVALENT [2.3%]
   AIM STIT-Treasury Portfolio,
      0.060%+                                                              309,251             309
                                                                                           =======
         TOTAL CASH EQUIVALENT
            (Cost $309)                                                                        309
                                                                                           =======
         TOTAL INVESTMENTS [100.7%]
            (Cost $13,415)                                                                 $13,737
                                                                                           =======

PERCENTAGES ARE BASED ON NET ASSETS OF $13,640,725.

*    NON-INCOME PRODUCING SECURITY.

+    THE RATE REPORTED IS THE 7-DAY CURRENT YIELD AS OF SEPTEMBER 30, 2009.

(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2009.

(B) STEP BOND -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2009.

CL -- CLASS
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLB -- FEDERAL HOME LOAN BANK
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
ISP -- INTERNET SERVICE PROVIDER
SER -- SERIES

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 25
schedule of investments
SEPTEMBER 30, 2009

AHA BALANCED FUND (CONCLUDED)

DESCRIPTION

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments carried at value ($ Thousands):

Investments in Securities    Level 1   Level 2   Level 3    Total
                             -------   -------   -------   -------
Common Stock                  $7,612    $   --     $--     $ 7,612
U.S.Treasury Obligations          --     2,420      --       2,420
Mortgage-Backed Securities        --       569      --         569
Commercial
   Mortgage-Backed
   Securities                     --       279      --         279
U.S. Government Agency
   Obligation                     --       541      --         541
U.S. Government
   Mortgage-Backed
   Obligations                    --     1,227      --       1,227
Corporate Bonds                   --       103      --         103
Asset-Backed Securities           --       677      --         677
Cash Equivalent                  309        --      --         309
                              ------    ------     ---     -------
Total Investments in
   Securities                 $7,921    $5,816     $--     $13,737
                              ======    ======     ===     =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 26
schedule of investments
SEPTEMBER 30, 2009

AHA DIVERSIFIED EQUITY FUND

                                   (BAR CHART)

SECTOR WEIGHTINGS*:

Cash Equivalent              30.1%
Information Technology       14.5%
Financials                   10.0%
Health Care                   9.7%
Energy                        8.8%
Consumer Staples              7.6%
Consumer Discretionary        7.1%
Industrials                   5.4%
Materials                     3.1%
Telecommunication Services    2.5%
Utilities                     1.2%

*    Percentages based on total investments.

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
COMMON STOCK [97.5%]
   AEROSPACE & DEFENSE [1.0%]
   General Dynamics                                                             639        $    41
   Goodrich                                                                     129              7
   Honeywell International                                                    2,013             75
   L-3 Communications Holdings,
      Cl 3                                                                      296             24
   Lockheed Martin                                                            2,221            173
   Raytheon                                                                   3,366            162
   United Technologies                                                        1,115             68
                                                                                           -------
   TOTAL AEROSPACE & DEFENSE                                                                   550
                                                                                           =======
   APPAREL/TEXTILES [0.4%]
   Coach                                                                      3,860            127
   Polo Ralph Lauren, Cl A                                                      971             74
                                                                                           -------
   TOTAL APPAREL/TEXTILES                                                                      201
                                                                                           =======
   AUTOMOTIVE [0.4%]
   Ford Motor*                                                               13,721             99
   Honda Motor, ADR                                                           4,360            132
                                                                                           -------
   TOTAL AUTOMOTIVE                                                                            231
                                                                                           =======
   BANKS [3.1%]
   Bank of America                                                           15,940            270
   Bank of New York Mellon                                                    5,700            165
   Fifth Third Bancorp                                                       12,734            129
   M&T Bank                                                                   2,900            181
   MSCI, Cl A*                                                                5,450            161
   US Bancorp                                                                30,800            673
   Wells Fargo                                                                6,021            170
                                                                                           -------
   TOTAL BANKS                                                                               1,749
                                                                                           =======

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   BEAUTY PRODUCTS [0.5%]
   Procter & Gamble                                                           5,058        $   293
                                                                                           =======
   BIOTECHNOLOGY [3.0%]
   Alexion Pharmaceuticals*                                                   2,580            115
   Amgen*                                                                    13,781            830
   Biogen Idec*                                                                 583             30
   Cephalon*                                                                    105              6
   Gilead Sciences*                                                          14,493            675
                                                                                           -------
   TOTAL BIOTECHNOLOGY                                                                       1,656
                                                                                           =======
   BROADCASTING & CABLE [3.5%]
   Alcatel-Lucent                                                            44,880            202
   Cisco Systems*                                                            43,819          1,031
   F5 Networks*                                                               3,520            139
   Harris                                                                     1,637             62
   Qualcomm                                                                  12,222            550
                                                                                           -------
   TOTAL BROADCASTING & CABLe                                                                1,984
                                                                                           =======
   BUILDING & CONSTRUCTION [0.1%]
   DR Horton                                                                  4,699             54
                                                                                           =======
   BUSINESS SERVICES [1.6%]
   Computer Sciences*                                                         2,228            117
   eBay*                                                                        879             21
   Mastercard, Cl A                                                           1,070            216
   Omnicom Group                                                                113              4
   Visa, Cl A                                                                 4,900            339
   Xerox                                                                     28,700            222
                                                                                           -------
   TOTAL BUSINESS SERVICES                                                                     919
                                                                                           =======
   CHEMICALS [0.9%]
   Air Products & Chemicals                                                     204             16
   Eastman Chemical                                                           1,029             55
   Monsanto                                                                   3,462            268
   Potash Corp of Saskatchewan                                                2,000            181
                                                                                           -------
   TOTAL CHEMICALS                                                                             520
                                                                                           =======
   COMMERCIAL BANKS [0.3%]
   BB&T                                                                       6,608            180
                                                                                           =======
   COMMUNICATION & MEDIA [1.8%]
   Cablevision Systems, Cl A                                                 10,720            254
   Comcast, Cl A                                                             12,483            211
   Time Warner                                                               13,617            392
   Time Warner Cable, Cl A                                                    2,151             93

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 27
schedule of investments
SEPTEMBER 30, 2009

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   Viacom, Cl B*                                                              2,761        $    77
                                                                                           -------
   TOTAL COMMUNICATION & MEDIA                                                               1,027
                                                                                           =======
   COMPUTER SOFTWARE [2.9%]
   Adobe Systems*                                                             5,222            173
   CA                                                                           971             21
   Microsoft                                                                 16,227            420
   Oracle                                                                    16,400            342
   Symantec*                                                                 40,100            661
                                                                                           -------
   TOTAL COMPUTER SOFTWARE                                                                   1,617
                                                                                           =======
   COMPUTER SYSTEM DESIGN & SERVICES [5.5%]
   Apple*                                                                     6,456          1,197
   Dell*                                                                     33,877            517
   Hewlett-Packard                                                           11,230            530
   IBM                                                                        5,887            704
   Lexmark International, Cl A*                                               3,811             82
   Western Digital*                                                           1,873             69
                                                                                           -------
   TOTAL COMPUTER SYSTEM DESIGN & SERVICES                                                   3,099
                                                                                           =======
   COMPUTERS & PERIPHERALS [0.6%]
   EMC*                                                                      19,025            324
                                                                                           =======
   CONSUMER PRODUCTS & SERVICES [1.3%]
   Black & Decker                                                               288             14
   Clorox                                                                     4,050            238
   Colgate-Palmolive                                                          3,920            299
   Kimberly-Clark                                                             1,016             60
   Mattel                                                                     7,000            129
                                                                                           -------
   TOTAL CONSUMER PRODUCTS & SERVICES                                                          740
                                                                                           =======
   CONTAINERS & PACKAGING [0.6%]
   Ball                                                                           6             --
   Crown Holdings*                                                            9,100            248
   Owens-Illinois*                                                              444             16
   Pactiv*                                                                    3,038             79
                                                                                           -------
   TOTAL CONTAINERS & PACKAGING                                                                343
                                                                                           =======
   DISTRIBUTORS [0.5%]
   Genuine Parts                                                              6,888            262
                                                                                           =======
   DIVERSIFIED CONSUMER SERVICES [0.2%]
   H&R Block                                                                  5,032             92
                                                                                           =======

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   DIVERSIFIED MANUFACTURING [2.2%]
   3M                                                                         5,247        $   387
   General Electric                                                          36,566            600
   Parker Hannifin                                                            4,275            222
                                                                                           -------
   TOTAL DIVERSIFIED MANUFACTURING                                                           1,209
                                                                                           =======
   DIVERSIFIED METALS & MINING [1.8%]
   Alcoa                                                                     22,470            295
   Cliffs Natural Resources                                                   7,900            256
   Freeport-McMoRan Copper &
      Gold, Cl B                                                                718             49
   Newmont Mining                                                             3,478            153
   Rio Tinto, ADR                                                             1,360            231
                                                                                           -------
   TOTAL DIVERSIFIED METALS & MINING                                                           984
                                                                                           =======
   DRUGS [4.5%]
   Abbott Laboratories                                                        5,837            289
   Allergan                                                                   2,520            143
   Bristol-Myers Squibb                                                      13,976            315
   Forest Laboratories*                                                         445             13
   Johnson & Johnson                                                         10,106            615
   Mylan*                                                                    19,200            307
   Pfizer                                                                    35,772            592
   Teva Pharmaceutical Industries                                             2,750            139
   Wyeth                                                                      2,400            117
                                                                                           -------
   TOTAL DRUGS                                                                               2,530
                                                                                           =======
   ELECTRICAL EQUIPMENT [0.5%]
   Baldor Electric                                                           10,500            287
                                                                                           =======
   ELECTRICAL SERVICES [0.7%]
   Ameren                                                                     3,174             80
   American Electric Power                                                    1,346             42
   DTE Energy                                                                 2,446             86
   Exelon                                                                     2,718            135
   FPL Group                                                                  1,285             71
                                                                                           -------
   TOTAL ELECTRICAL SERVICES                                                                   414
                                                                                           =======
   ENERGY [0.3%]
   Edison International                                                       2,858             96
   Entergy                                                                      572             46
   PG&E                                                                         441             18
                                                                                           -------
   TOTAL ENERGY                                                                                160
                                                                                           =======
   ENGINEERING SERVICES [0.1%]
   Fluor                                                                      1,133             58
                                                                                           =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 28
schedule of investments
SEPTEMBER 30, 2009

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   ENTERTAINMENT [0.9%]
   Carnival                                                                   4,359        $   145
   International Game Technology                                              7,860            169
   Wynn Resorts*                                                              3,000            213
                                                                                           -------
   TOTAL ENTERTAINMENT                                                                         527
                                                                                           =======
   FINANCIAL SERVICES [2.1%]
   American Express                                                           5,794            196
   Charles Schwab                                                            20,180            386
   Discover Financial Services                                                5,056             82
   Hudson City Bancorp                                                        4,081             54
   IntercontinentalExchange*                                                  2,620            255
   Nasdaq Stock Market*                                                      12,000            253
                                                                                           -------
   TOTAL FINANCIAL SERVICES                                                                  1,226
                                                                                           =======
   FOOD, BEVERAGE & TOBACCO [4.7%]
   Coca-Cola                                                                  7,194            386
   Coca-Cola Enterprises                                                      1,753             38
   ConAgra Foods                                                             14,525            315
   Del Monte Foods                                                           31,500            365
   General Mills                                                              6,761            435
   Pepsi Bottling Group                                                          16              1
   PepsiCo                                                                   17,343          1,017
   Safeway                                                                    4,764             94
                                                                                           -------
   TOTAL FOOD, BEVERAGE & TOBACCO                                                            2,651
                                                                                           =======
   GAS/NATURAL GAS [0.4%]
   Questar                                                                    5,610            211
                                                                                           =======
   HEALTH CARE TECHNOLOGY [0.2%]
   IMS Health                                                                 7,031            108
                                                                                           =======
   HEALTHCARE PRODUCTS & SERVICES [2.8%]
   Express Scripts, Cl A*                                                     4,730            367
   McKesson                                                                   7,994            476
   Medtronic                                                                  6,900            254
   Patterson*                                                                10,665            291
   Pharmaceutical Product
      Development                                                             4,700            103
   UnitedHealth Group                                                           994             25
   Waters*                                                                    1,113             62
                                                                                           -------
   TOTAL HEALTHCARE PRODUCTS & SERVICES                                                      1,578
                                                                                           =======
   HOUSEHOLD FURNITURE & FIXTURES [0.5%]
   Pulte Homes                                                               24,180            266
                                                                                           =======

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   INDUSTRIAL [0.2%]
   Robert Half International                                                  5,150        $   129
                                                                                           =======
   INSURANCE [3.2%]
   Chubb                                                                      9,820            495
   Hartford Financial Services
      Group                                                                   9,030            239
   HCC Insurance Holdings                                                    15,500            424
   Marsh & McLennan                                                           7,850            194
   Tenet Healthcare*                                                          6,694             40
   Travelers                                                                  3,286            162
   Unum Group                                                                11,300            242
                                                                                           -------
   TOTAL INSURANCE                                                                           1,796
                                                                                           =======
   INVESTMENT BANKER/BROKER DEALER [4.3%]
   Ameriprise Financial                                                       7,620            277
   BlackRock, Cl A                                                            1,690            366
   Federated Investors, Cl B                                                  1,364             36
   Fortress Investment Group,
      Cl A*                                                                  18,940             99
   Goldman Sachs Group                                                        3,554            655
   JPMorgan Chase                                                             9,456            414
   Morgan Stanley                                                             6,175            191
   T Rowe Price Group                                                         7,550            345
                                                                                           -------
   TOTAL INVESTMENT BANKER/BROKER DEALER                                                     2,383
                                                                                           =======
   MACHINERY [1.2%]
   Caterpillar                                                                5,307            273
   Cummins                                                                    3,420            153
   Illinois Tool Works                                                        1,507             64
   Joy Global                                                                 3,700            181
                                                                                           -------
   TOTAL MACHINERY                                                                             671
                                                                                           =======
   MANUFACTURING [0.8%]
   Tyco International                                                        12,650            436
                                                                                           =======
   MEDICAL PRODUCTS & SERVICES [3.1%]
   Becton Dickinson                                                           2,931            204
   Covidien                                                                   8,750            378
   Intuitive Surgical*                                                          510            134
   Laboratory Corp of America
   Holdings*                                                                  3,200            210
   Quest Diagnostics                                                          5,800            303
   St. Jude Medical*                                                          5,050            197
   Stryker                                                                    4,750            216
   WellPoint*                                                                 1,454             69
                                                                                           -------
   TOTAL MEDICAL PRODUCTS & SERVICEs                                                         1,711
                                                                                           =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 29
schedule of investments
SEPTEMBER 30, 2009

AHA DIVERSIFIED EQUITY FUND (CONTINUED)

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   METALS & MINING [0.4%]
   Barrick Gold                                                               6,250        $   237
                                                                                           =======
   OFFICE EQUIPMENT & SUPPLIES [0.2%]
   Avery Dennison                                                             3,500            126
                                                                                           =======
   OFFICE FURNITURE & FIXTURES [0.3%]
   Salesforce.com*                                                            2,710            154
                                                                                           =======
   PAPER & RELATED PRODUCTS [0.6%]
   International Paper                                                        2,465             55
   Sealed Air                                                                13,382            262
                                                                                           -------
   TOTAL PAPER & RELATED PRODUCTS                                                              317
                                                                                           =======
   PERSONAL PRODUCTS [0.5%]
   Avon Products                                                              7,430            252
                                                                                           =======
   PETROLEUM & FUEL PRODUCTS [12.3%]
   Anadarko Petroleum                                                         7,482            469
   Cameron International*                                                     9,110            344
   Chesapeake Energy                                                          8,700            247
   ChevronTexaco                                                              3,648            257
   ConocoPhillips                                                             6,207            280
   Devon Energy                                                                 944             64
   Diamond Offshore Drilling                                                    627             60
   Enbridge                                                                   4,500            175
   ENSCO International                                                        1,964             83
   Exterran Holdings*                                                        12,300            292
   Exxon Mobil                                                                5,040            346
   Marathon Oil                                                               3,388            108
   Murphy Oil                                                                   283             16
   Newfield Exploration*                                                      6,200            264
   Noble Energy                                                                 408             27
   Occidental Petroleum                                                       8,009            628
   PetroHawk Energy*                                                          9,610            233
   Petroleo Brasileiro, ADR                                                   8,760            402
   Rowan                                                                      3,493             81
   Royal Dutch Shell, Cl B                                                    4,750            265
   Southwestern Energy*                                                       6,360            271
   Spectra Energy                                                            16,100            305
   Transocean*                                                                6,205            531
   Unit*                                                                      8,900            367
   Valero Energy                                                              6,200            120
   Weatherford International*                                                17,350            360
   Williams                                                                  14,750            264
                                                                                           -------
   TOTAL PETROLEUM & FUEL PRODUCTS                                                           6,859
                                                                                           =======

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   PRINTING & PUBLISHING [0.1%]
   Pitney Bowes                                                               2,562        $    64
                                                                                           =======
   RAILROADS [0.1%]
   Burlington Northern Santa Fe                                                 280             22
   CSX                                                                          681             29
                                                                                           -------
   TOTAL RAILROADS                                                                              51
                                                                                           =======
   REAL ESTATE INVESTMENT TRUST [0.3%]
   Digital Realty Trust                                                       3,390            155
   Equity Residential                                                           271              8
   Plum Creek Timber                                                             11              1
                                                                                           -------
   TOTAL REAL ESTATE INVESTMENT TRUST                                                          164
                                                                                           =======
   REAL ESTATE MANAGEMENT & DEVELOPMENT [0.6%]
   Brookfield Asset Management,
      Cl A                                                                   15,900            361
                                                                                           =======
   RETAIL [7.2%]
   AutoNation*                                                                2,736             49
   Best Buy                                                                   6,175            232
   Big Lots*                                                                  2,256             56
   CVS                                                                       12,442            445
   Gap                                                                        5,075            109
   Guess ?                                                                    4,250            157
   Home Depot                                                                 3,386             90
   Kohl's*                                                                    9,900            565
   Kroger                                                                     3,459             71
   Limited Brands                                                             2,183             37
   Lowe's                                                                     9,450            198
   McDonald's                                                                 1,258             72
   RadioShack                                                                 4,587             76
   Sherwin-Williams                                                             452             27
   Staples                                                                   10,700            248
   Supervalu                                                                 19,800            298
   SYSCO                                                                      1,371             34
   Target                                                                     4,000            187
   TJX                                                                        1,100             41
   Walgreen                                                                   8,900            334
   Wal-Mart Stores                                                           10,462            514
   Whole Foods Market*                                                        6,390            195
                                                                                           -------
   TOTAL RETAIL                                                                              4,035
                                                                                           =======
   SCHOOLS [0.2%]
   Apollo Group, Cl A*                                                        1,160             85
                                                                                           =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 30
schedule of investments
SEPTEMBER 30, 2009

AHA DIVERSIFIED EQUITY FUND (CONCLUDED)

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   SEMI-CONDUCTORS [3.2%]
   Applied Materials                                                         47,590        $   638
   ASML Holding, Cl G GDR                                                     8,020            237
   Broadcom, Cl A*                                                            9,490            291
   Intel                                                                      1,138             22
   Lam Research*                                                             10,330            353
   National Semiconductor                                                     3,868             55
   Texas Instruments                                                          7,599            180
                                                                                           -------
   TOTAL SEMI-CONDUCTORS                                                                     1,776
                                                                                           =======
   TELECOMMUNICATIONS EQUIPMENT [0.6%]
   Nokia, ADR                                                                22,300            326
                                                                                           =======
   TELEPHONES & TELECOMMUNICATIONS [3.8%]
   America Movil, ADR                                                         4,950            217
   AT&T                                                                      27,732            749
   China Unicom Hong Kong,
      ADR                                                                    18,560            264
   Corning                                                                   10,685            164
   Millicom International
      Cellular*                                                               1,460            106
   Qwest Communications
      International                                                          17,089             65
   Verizon Communications                                                    17,713            536
                                                                                           -------
   TOTAL TELEPHONES & TELECOMMUNICATIONS                                                     2,101
                                                                                           =======
   TRANSPORTATION SERVICES [0.7%]
   CH Robinson Worldwide                                                      2,440            141
   FedEx                                                                      3,325            250
   Norfolk Southern                                                             278             12
   Union Pacific                                                                280             16
                                                                                           -------
   TOTAL TRANSPORTATION SERVICES                                                               419
                                                                                           =======
   TRUCKING [0.1%]
   Ryder System                                                               1,958             76
                                                                                           =======
   WASTE MANAGEMENT SERVICES [0.2%]
   Waste Management                                                           4,485            134
                                                                                           =======
   WATER UTILITIES [0.3%]
   Aqua America                                                               8,000            141
                                                                                           =======
   WEB PORTALS/ISP [2.6%]
   Amazon.com*                                                                4,590            429
   Expedia*                                                                   2,474             59
   Google, Cl A*                                                              1,565            776
   Juniper Networks*                                                          6,850            185

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   VeriSign*                                                                   524         $    12
                                                                                           -------
   TOTAL WEB PORTALS/ISP                                                                     1,461
                                                                                           =======
   WHOLESALE [0.5%]
   Archer-Daniels-Midland                                                    10,043            293
                                                                                           =======
      TOTAL COMMON STOCK
         (Cost $52,108)                                                                     54,608
                                                                                           =======
CASH EQUIVALENT [42.1%]
   AIM STIT-Treasury Portfolio,
      0.060%+                                                            23,570,276         23,570
                                                                                           =======
      TOTAL CASH EQUIVALENT
         (Cost $23,570)                                                                     23,570
                                                                                           =======
      TOTAL INVESTMENTS [139.6%]
         (Cost $75,678)                                                                    $78,178
                                                                                           =======

PERCENTAGES ARE BASED ON NET ASSETS OF $55,984,753.

*    NON-INCOME PRODUCING SECURITY.

+    THE RATE REPORTED IS THE 7-DAY CURRENT YIELD AS OF SEPTEMBER 30, 2009.

ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITARY RECEIPT
ISP -- INTERNET SERVICE PROVIDER

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments carried at value ($ Thousands):

Investments in Securities   Level 1   Level 2   Level 3    Total
-------------------------   -------   -------   -------   -------
Common Stock                $54,608     $--       $--     $54,608
Cash Equivalent              23,570      --        --      23,570
                            -------     ---       ---     -------
Total Investments in
   Securities               $78,178     $--       $--     $78,178
                            =======     ===       ===     =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 31
schedule of investments
SEPTEMBER 30, 2009

AHA SOCIALLY RESPONSIBLE EQUITY FUND

                                   (BAR CHART)

SECTOR WEIGHTINGS*:

Financials                   19.8%
Health Care                  17.7%
Energy                       14.4%
Information Technology       13.2%
Consumer Staples              9.7%
Industrials                   8.0%
Materials                     6.0%
Consumer Discretionary        5.5%
Cash Equivalent               4.9%
Telecommunication Services    0.8%

*    Percentages based on total investments.

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
COMMON STOCK [95.1%]
   ADVERTISING [2.6%]
   CBS, Cl B                                                              117,000          $1,410
                                                                                           ======
   BANKS [7.6%]
   BOK Financial                                                           10,000             463
   M&T Bank                                                                17,000           1,060
   UMB Financial                                                           13,500             546
   US Bancorp                                                              68,000           1,487
   Wells Fargo                                                             18,000             507
                                                                                           ------
   TOTAL BANKS                                                                              4,063
                                                                                           ======
   CHEMICALS [2.1%]
   EI du Pont de Nemours                                                   35,000           1,125
                                                                                           ======
   COMPUTER SOFTWARE [5.9%]
   Microsoft                                                               60,000           1,553
   Symantec*                                                               95,000           1,565
                                                                                           ------
   TOTAL COMPUTER SOFTWARE                                                                  3,118
                                                                                           ======
   COMPUTER SYSTEM DESIGN & SERVICES [2.7%]
   Dell*                                                                   95,000           1,450
                                                                                           ======
   CONSUMER PRODUCTS & SERVICES [4.2%]
   Clorox                                                                  20,500           1,206
   Kimberly-Clark                                                          18,000           1,061
                                                                                           ------
   TOTAL CONSUMER PRODUCTS & SERVICES                                                       2,267
                                                                                           ======
   DISTRIBUTORS [1.8%]
   Genuine Parts                                                           25,000             951
                                                                                           ======

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   ELECTRICAL EQUIPMENT [3.9%]
   Baldor Electric                                                         17,500          $  479
   Emerson Electric                                                        40,000           1,603
                                                                                           ------
   TOTAL ELECTRICAL EQUIPMENT                                                               2,082
                                                                                           ======
   FINANCIAL SERVICES [4.0%]
   IntercontinentalExchange*                                                7,000             680
   Nasdaq Stock Market*                                                    45,000             947
   NYSE Euronext                                                           18,000             520
                                                                                           ------
   TOTAL FINANCIAL SERVICES                                                                 2,147
                                                                                           ======
   HEALTHCARE PRODUCTS & SERVICES [10.2%]
   Cardinal Health                                                         37,000             992
   McKesson                                                                31,000           1,846
   Patterson*                                                              60,000           1,635
   Pharmaceutical Product Development                                      45,000             987
                                                                                           ------
   TOTAL HEALTHCARE PRODUCTS & SERVICES                                                     5,460
                                                                                           ======
   HOUSEHOLD FURNITURE & FIXTURES [1.0%]
   Whirlpool                                                                8,000             560
                                                                                           ======
   INSURANCE [4.8%]
   Chubb                                                                   20,000           1,008
   Marsh & McLennan                                                        62,500           1,545
                                                                                           ------
   TOTAL INSURANCE                                                                          2,553
                                                                                           ======
   MANUFACTURING [3.0%]                                                                     1,582
                                                                                           ======
   MEDICAL PRODUCTS & SERVICES [7.5%]
   CareFusion*                                                             12,500             272
   Covidien                                                                30,575           1,323
   Laboratory Corp of America Holdings*                                    14,000             920
   Quest Diagnostics                                                       29,000           1,513
                                                                                           ------
   TOTAL MEDICAL PRODUCTS & SERVICES                                                        4,028
                                                                                           ======
   METALS & MINING [1.8%]
   Worthington Industries                                                  70,000             973
                                                                                           ======
   OFFICE EQUIPMENT & SUPPLIES [1.2%]
   Avery Dennison                                                          18,000             648
                                                                                           ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 32
schedule of investments
SEPTEMBER 30, 2009

AHA SOCIALLY RESPONSIBLE EQUITY FUND (CONCLUDED)

DESCRIPTION                                                                SHARES        VALUE (000)
-----------                                                          -----------------   -----------
   PAPER & RELATED PRODUCTS [2.0%]
   Packaging Corp of America                                                53,500         $ 1,091
                                                                                           =======
   PETROLEUM & FUEL PRODUCTS [14.4%]
   ConocoPhillips                                                           32,000           1,445
   Exterran Holdings*                                                       60,000           1,425
   Patterson-UTI Energy                                                    112,000           1,691
   Spectra Energy                                                           80,000           1,515
   Unit*                                                                    40,000           1,650
                                                                                           -------
   TOTAL PETROLEUM & FUEL PRODUCTS                                                           7,726
                                                                                           =======
   REAL ESTATE MANAGEMENT & DEVELOPMENT [3.4%]
   Brookfield Asset Management, Cl A                                        80,000           1,817
                                                                                           =======
   RETAIL [5.5%]
   Supervalu                                                                87,000           1,310
   Walgreen                                                                 43,000           1,611
                                                                                           -------
   TOTAL RETAIL                                                                              2,921
                                                                                           =======
   SEMI-CONDUCTORS [2.2%]
   Intel                                                                    59,000           1,155
                                                                                           =======
   TELECOMMUNICATIONS EQUIPMENT [2.5%]
   Nokia, ADR                                                               93,000           1,360
                                                                                           =======
   TELEPHONES & TELECOMMUNICATIONS [0.8%]
   Verizon Communications                                                   14,000             424
                                                                                           =======
         TOTAL COMMON STOCK
            (Cost $54,006)                                                                  50,911
                                                                                           =======
   CASH EQUIVALENT [4.9%]
      AIM STIT-Government Tax
         Advantage Portfolio, Institutional
         Class, 0.050%+                                                  2,601,617           2,602
                                                                                           =======
         TOTAL CASH EQUIVALENT
            (Cost $2,602)                                                                    2,602
                                                                                           =======
         TOTAL INVESTMENTS [100.0%]
            (Cost $56,608)                                                                 $53,513
                                                                                           =======

     PERCENTAGES ARE BASED ON NET ASSETS OF $53,506,835.

*    NON-INCOME PRODUCING SECURITY.

+    THE RATE REPORTED IS THE 7-DAY CURRENT YIELD AS OF SEPTEMBER 30, 2009.

ADR -- AMERICAN DEPOSITARY RECEIPT

CL -- CLASS

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments carried at value ($ Thousands):

Investments in Securities   Level 1   Level 2   Level 3    Total
-------------------------   -------   -------   -------   -------
Common Stock                $50,911     $--       $--     $50,911
Cash Equivalent               2,602      --        --       2,602
                            -------     ---       ---     -------
Total Investments in
   Securities               $53,513     $--       $--     $53,513
                            =======     ===       ===     =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 33
statements of assets and liabilities (000)
SEPTEMBER 30, 2009

                                                    AHA             AHA                                       AHA
                                                   Limited         Full                         AHA         Socially
                                                  Maturity       Maturity         AHA       Diversified   Responsible
                                                Fixed Income   Fixed Income     Balanced       Equity        Equity
                                                   Fund            Fund           Fund          Fund          Fund
                                                ------------   ------------   -----------   -----------   -----------
ASSETS:
   Cost of securities                            $    37,812    $    40,444   $    13,415   $    75,678   $    56,608
                                                 ===========    ===========   ===========   ===========   ===========
   Investments in securities at value            $    38,605    $    40,959   $    13,737   $    78,178   $    53,513
   Dividend and interest receivable                      343            361            45            53            60
   Receivable for capital shares sold                      4              3            --            17            29
   Receivable for investment securities sold              --            124            --         1,256            --
   Prepaid expenses                                        1              1            --             1             1
                                                 -----------    -----------   -----------   -----------   -----------
      Total Assets                                    38,953         41,448        13,782        79,505        53,603
                                                 ===========    ===========   ===========   ===========   ===========
LIABILITIES:
   Investment advisor fees payable                        17             18             8            47            32
   Distribution fees payable                               2              1            --            --             1
   Administrative fees payable                             2              2             1             3             2
   Payable for capital shares redeemed                    --              1            --        21,931            38
   Income distribution payable                            23             23            --            --            --
   Payable for investment securities
      purchased                                          165            797           125         1,503            --
   Other payables                                         --              8             1            --            --
   Other accrued expenses                                 18             17             6            36            23
                                                 -----------    -----------   -----------   -----------   -----------
      Total Liabilities                                  227            867           141        23,520            96
                                                 -----------    -----------   -----------   -----------   -----------
   NET ASSETS                                    $    38,726    $    40,581   $    13,641   $    55,985   $    53,507
                                                 ===========    ===========   ===========   ===========   ===========
NET ASSETS:
   Paid-in Capital
      (unlimited authorization --
         $0.01 par value)                        $    40,922    $    39,877   $    15,879   $    79,562   $    65,380
   Undistributed (distributions in excess of)
      net investment income                               (1)            (1)            5            --             3
   Accumulated net realized gain (loss)
      on investments                                  (2,988)           190        (2,565)      (26,077)       (8,781)
   Net unrealized appreciation (depreciation)
     on investments                                      793            515           322         2,500        (3,095)
                                                 -----------    -----------   -----------   -----------   -----------
   NET ASSETS                                    $    38,726    $    40,581   $    13,641   $    55,985   $    53,507
                                                 ===========    ===========   ===========   ===========   ===========
Institutional Class Shares ($ Dollars):
   Net Assets                                    $37,254,644    $39,494,729   $13,640,725   $50,424,663   $52,405,767
   Total shares outstanding at end of period       3,367,723      3,775,426     1,907,373     4,504,928     6,388,284
   Net asset value, offering and
      redemption price per share
     (net assets / shares outstanding)           $     11.06    $     10.46   $      7.15   $     11.19   $      8.20
Class N Shares ($ Dollars):
   Net Assets                                    $ 1,470,980    $ 1,086,501           N/A   $ 5,560,090   $ 1,101,068
   Total shares outstanding at end of period         132,824        103,918           N/A       495,367       134,404
   Net asset value, offering and
      redemption price per share
      (net assets / shares outstanding)          $     11.07    $     10.46           N/A   $     11.22   $      8.19

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 34

                       THIS PAGE INTENTIONALLY LEFT BLANK.

statements of operations (000)
FOR THE YEAR ENDED SEPTEMBER 30, 2009

                                                                AHA Limited Maturity Fixed   AHA Full Maturity Fixed
                                                                        Income Fund                Income Fund
                                                                --------------------------   -----------------------
INVESTMENT INCOME:
  Interest                                                                $1,306                      $1,971
  Dividends                                                                    5                           4
  Foreign taxes withheld                                                      --                          --
                                                                          ------                      ------
    Total Investment Income                                                1,311                       1,975
                                                                          ------                      ------

EXPENSES:
  Investment Advisory Fees                                                   192                         209
  Administration Fees                                                         18                          20
  Trustees' Fees and Expenses                                                  1                           2
  Shareholder Servicing Fees -- Class N Shares                                 2                           2
  Distribution Expense -- Class N Shares                                       2                           2
  Transfer Agent Fees and Expenses                                            39                          46
  Reports to Shareholders                                                     11                          12
  Custodian Fees and Expenses                                                 10                          12
  Professional Fees                                                            5                           6
  Registration Fees                                                            4                           1
  Insurance and Other Expenses                                                13                           7
                                                                          ------                      ------
    Total Expenses                                                           297                         319
                                                                          ------                      ------
    Recovery of Investment Advisory Fees Previously Waived(1)                  9                          --
  Less Waiver of:
    Shareholder Servicing Fees -- Class N Shares                              (2)                         (2)
    Distribution Expenses -- Class N Shares                                   --                          --
    Advisory Fees                                                            (11)                         --
    Transfer Agent Fees                                                       (3)                         (3)
                                                                          ------                      ------
  Net Expenses                                                               290                         314
                                                                          ------                      ------
NET INVESTMENT INCOME                                                      1,021                       1,661
                                                                          ------                      ------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on Investments                                   (559)                        725
  Change in Net Unrealized Appreciation on Investments                     2,569                       1,503
                                                                          ------                      ------
    Net Realized and Unrealized Gain (Loss) on Investments                 2,010                       2,228
                                                                          ------                      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                        $3,031                      $3,889
                                                                          ======                      ======

(1)  SEE NOTE 3 FOR ADVISORY FEES RECOVERED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 36

                                                        AHA Socially Responsible
      AHA Balanced Fund   AHA Diversified Equity Fund          Equity Fund
      -----------------   ---------------------------   ------------------------
           $   220                 $     --                      $    --
               173                    1,408                        1,172
                --                       (8)                         (14)
           -------                 --------                      -------
               393                    1,400                        1,158
           -------                 --------                      -------

                92                      492                          321
                 6                       31                           20
                --                        2                            2
                --                       13                            2
                --                       13                            2
                13                       66                           44
                 4                       20                            7
                 3                       17                           11
                 2                        9                            6
                --                        2                            1
                 2                       10                            6
           -------                 --------                      -------
               122                      675                          422
           -------                 --------                      -------
                 3                       --                           --
                --                       (2)                          (2)
                --                      (11)                          --
                (1)                      --                           --
                (1)                      (5)                          (4)
           -------                 --------                      -------
               123                      657                          416
           -------                 --------                      -------
               270                      743                          742
           -------                 --------                      -------

            (1,826)                 (17,983)                      (7,553)
             1,325                   11,578                        1,221
           -------                 --------                      -------
              (501)                  (6,405)                      (6,332)
           -------                 --------                      -------
           $  (231)                $ (5,662)                     $(5,590)
           =======                 ========                      =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 37
statements of changes in net assets (000)
FOR THE YEAR ENDED SEPTEMBER 30,

                                                            AHA Limited Maturity   AHA Full Maturity
                                                              Fixed Income Fund    Fixed Income Fund
                                                            --------------------   -----------------
                                                              2009       2008        2009      2008
                                                              ----       ----        ----      ----
OPERATIONS:
   Net Investment Income                                    $  1,021    $  2,643   $ 1,661   $ 1,884
   Net Realized Gain (Loss) on Investments Sold                 (559)        175       725      (124)
   Change in Net Unrealized Appreciation
      (Depreciation) on Investments                            2,569      (1,857)    1,503    (1,027)
                                                            --------    --------   -------   -------
      Net Increase (Decrease) in Net Assets
         Resulting from Investment Operations                  3,031         961     3,889       733
                                                            --------    --------   -------   -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends to Shareholders from Net Investment Income:
   INSTITUTIONAL CLASS                                        (1,022)     (2,664)   (1,627)   (1,867)
   CLASS N                                                       (23)        (12)      (30)      (25)
   Distributions to Shareholders from Net Realized Gains:
   INSTITUTIONAL CLASS                                            --          --        --        --
   CLASS N                                                        --          --        --        --
   Return of Capital:
   INSTITUTIONAL CLASS                                            --          --        --        --
   CLASS N                                                        --          --        --        --
                                                            --------    --------   -------   -------
      Total Dividends and Distributions to Shareholders       (1,045)     (2,676)   (1,657)   (1,892)
                                                            --------    --------   -------   -------
FUND SHARE TRANSACTIONS:
   FUND SHARE TRANSACTIONS: INSTITUTIONAL CLASS
   Net Proceeds from Shares Sold                               2,957      63,962       713       332
   Reinvestment of Dividends                                     690       2,170     1,272     1,285
   Cost of Shares Redeemed                                   (61,014)    (16,107)   (7,255)       --
                                                            --------    --------   -------   -------
      Total Fund Share Transactions Institutional Class      (57,367)     50,025    (5,270)    1,617
                                                            --------    --------   -------   -------
   FUND SHARE TRANSACTIONS: CLASS N
   Net Proceeds from Shares Sold                               1,117         417       594       597
   Reinvestment of Dividends                                      23          12        23        16
   Cost of Shares Redeemed                                      (146)       (301)     (264)     (136)
                                                            --------    --------   -------   -------
      Total Fund Share Transactions Class N                      994         128       353       477
                                                            --------    --------   -------   -------
Net Increase (Decrease) in Net Assets from
   Capital Share Contributions                               (56,373)     50,153    (4,917)    2,094
                                                            --------    --------   -------   -------
      Total Increase (Decrease) in Net Assets                (54,387)     48,438    (2,685)      935
                                                            --------    --------   -------   -------
NET ASSETS:
   Beginning of period                                        93,113      44,675    43,266    42,331
                                                            --------    --------   -------   -------
   End of period*                                             38,726      93,113    40,581    43,266
                                                            ========    ========   =======   =======
   *Including Undistributed (Distributions in excess of)
    Net Investment Income of                                $     (1)   $     --   $    (1)  $    (1)
                                                            ========    ========   =======   =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 38

                                                     AHA Socially
          AHA Balanced        AHA Diversified         Resposible
              Fund              Equity Fund           Equity Fund
       ------------------   -------------------   ------------------
         2009       2008      2009       2008       2009      2008
       -------    -------   --------   --------   -------   --------
       $   270    $   367   $    743   $    915   $   742   $    832
        (1,826)      (591)   (17,983)    (5,928)   (7,553)    (1,221)

         1,325     (1,808)    11,578    (18,893)    1,221     (9,649)
       -------    -------   --------   --------   -------   --------

          (231)    (2,032)    (5,662)   (23,906)   (5,590)   (10,038)
       -------    -------   --------   --------   -------   --------


          (270)      (375)      (718)      (862)     (782)      (795)
            --         --        (46)       (66)      (14)       (10)

            --       (890)        --    (12,355)       --     (2,724)
            --         --         --     (1,315)       --        (37)

            --         --         (5)        --        --         --
            --         --         --         --        --         --
       -------    -------   --------   --------   -------   --------
          (270)    (1,265)      (769)   (14,598)     (796)    (3,566)
       -------    -------   --------   --------   -------   --------


            --         --      8,974      9,453    10,490     17,318
           270        284        649      8,905       782      3,519
            --         --    (28,487)   (10,675)   (5,813)   (10,663)
       -------    -------   --------   --------   -------   --------
           270        284    (18,864)     7,683     5,459     10,174
       -------    -------   --------   --------   -------   --------

            --         --        284        349       679        491
            --         --         45      1,360        14         47
            --         --     (1,148)    (1,421)     (400)      (198)
       -------    -------   --------   --------   -------   --------
            --         --       (819)       288       293        340
       -------    -------   --------   --------   -------   --------

           270        284    (19,683)     7,971     5,752     10,514
       -------    -------   --------   --------   -------   --------
          (231)    (3,013)   (26,114)   (30,533)     (634)    (3,090)
       -------    -------   --------   --------   -------   --------

        13,872     16,885     82,099    112,632    54,141     57,231
       -------    -------   --------   --------   -------   --------
        13,641     13,872     55,985     82,099    53,507     54,141
       =======    =======   ========   ========   =======   ========

       $     5    $     4   $     --   $     18   $     3   $     52
       =======    =======   ========   ========   =======   ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 39
financial highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR ENDED SEPTEMBER 30, (UNLESS OTHERWISE INDICATED)






                                       NET
            NET                    REALIZED AND                                 NET
           ASSET                    UNREALIZED     DIVIDENDS  DISTRIBUTIONS    ASSET
           VALUE        NET       GAINS (LOSSES)   FROM NET        FROM        VALUE
         BEGINNING   INVESTMENT         ON        INVESTMENT     REALIZED       END      TOTAL
         OF PERIOD  INCOME(1)(3)  INVESTMENTS(1)    INCOME        GAINS      OF PERIOD  RETURN
         ---------  ------------  --------------  ----------  -------------  ---------  ------
AHA Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on December 22,1988)
2009       $10.49       $0.30         $ 0.57        $(0.30)       $   --       $11.06     8.44%
2008        10.59        0.37          (0.10)        (0.37)           --        10.49     2.54
2007        10.56        0.45           0.03         (0.45)           --        10.59     4.63
2006@       10.57        0.34           0.02         (0.37)           --        10.56     3.49
For the period July 1, through September 30,
2005+       10.61        0.06          (0.04)        (0.06)           --        10.57     0.20(5)
For the year ended June 30,
2005        10.68        0.22          (0.06)        (0.22)(4)     (0.01)       10.61     1.53
Class N (commenced operations on October 22, 2004)
2009       $10.51       $0.27         $ 0.57        $(0.28)       $   --       $11.07     8.07%
2008        10.61        0.35          (0.10)        (0.35)           --        10.51     2.29
2007        10.57        0.42           0.04         (0.42)           --        10.61     4.47
2006@       10.58        0.30           0.03         (0.34)           --        10.57     3.17
For the period July 1, through September 30,
2005+       10.62        0.05          (0.04)        (0.05)           --        10.58     0.13(5)
For the period October 22, 2004 through June 30,
2005        10.77        0.14          (0.13)        (0.15)(4)     (0.01)       10.62     0.12(5)
AHA Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
2009       $ 9.90       $0.40         $ 0.56        $(0.40)       $   --       $10.46     9.95%
2008        10.16        0.44          (0.26)        (0.44)           --         9.90     1.76
2007        10.16        0.45             --         (0.45)           --        10.16     4.48
2006@@      10.35        0.43          (0.13)        (0.43)        (0.06)       10.16     3.03
For the period July 1, through September 30,
2005+       10.50        0.09          (0.15)        (0.09)           --        10.35    (0.57)(5)
For the year ended June 30,
2005        10.39        0.38           0.20         (0.38)        (0.09)       10.50     5.72
Class N (commenced operations on May 11, 2004)
2009       $ 9.89       $0.39         $ 0.56        $(0.38)       $   --       $10.46     9.79%
2008        10.16        0.42          (0.27)        (0.42)           --         9.89     1.42
2007        10.16        0.42             --         (0.42)           --        10.16     4.23
2006@@      10.36        0.40          (0.13)        (0.41)        (0.06)       10.16     2.67
For the period July 1, through September 30,
2005+       10.50        0.08          (0.14)        (0.08)           --        10.36    (0.54)(5)
For the year ended June 30,
2005        10.39        0.34           0.22         (0.36)        (0.09)       10.50     5.46
AHA Balanced Fund
Institutional Class (commenced operations on October 20, 1988)
2009       $ 7.44       $0.14         $(0.29)       $(0.14)       $   --       $ 7.15    (1.75)%
2008         9.23        0.20          (1.30)        (0.20)        (0.49)        7.44   (12.68)
2007         9.77        0.23           0.62         (0.23)        (1.16)        9.23     9.47
2006@@@      9.76        0.18           0.59         (0.18)        (0.58)        9.77     8.32
For the period July 1, through September 30,
2005+        9.62        0.04           0.14         (0.04)           --         9.76     1.87(5)
For the year ended June 30,
2005         8.98        0.16           0.64         (0.16)           --         9.62     8.97

                      RATIO        RATIO
                      OF NET      OF NET
                    OPERATING    OPERATING
                     EXPENSES    EXPENSES
                    TO AVERAGE  TO AVERAGE
                    NET ASSETS  NET ASSETS      RATIO
            NET       BEFORE       AFTER        OF NET
          ASSETS     WAIVERS      WAIVERS     INVESTMENT
            END         &            &          INCOME     PORTFOLIO
         OF PERIOD  RECOVERED    RECOVERED    TO AVERAGE    TURNOVER
           (000)     FEES(2)     FEES(2)*   NET ASSETS(2)   RATE(3)
         ---------  ----------  ----------  -------------  ---------
AHA Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on December 22,1988)
2009      $ 37,255     0.76%       0.75%         2.66%         98%
2008        92,681     0.67        0.76          3.44          79
2007        44,365     0.77        0.76          4.25          76
2006@       45,340     0.94        0.75          3.24          86
For the period July 1, through September 30,
2005+      112,381     0.88(6)     0.86(6)       2.20(6)        4
For the year ended June 30,
2005       128,501     0.79        0.78          2.01         109
Class N (commenced operations on October 22, 2004)
2009      $  1,471     1.24%       1.00%         2.29%         98%
2008           432     0.92        1.00          3.24          79
2007           310     1.02        1.00          3.99          76
2006@          358     1.18        1.00          2.88          86
For the period July 1, through September 30,
2005+          822     1.11(6)     1.10(6)       1.95(6)        4
For the period October 22, 2004 through June 30,
2005         1,070     1.07(6)     1.03(6)       1.75(6)      109
AHA Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
2009      $ 39,495     0.75%       0.75%         3.97%         56%
2008        42,579     0.64        0.64          4.32          34
2007        42,096     0.73        0.79          4.48          55
2006@@      30,398     0.87        0.80          4.20          91
For the period July 1, through September 30,
2005+       31,764     0.83(6)     1.00(6)       3.37(6)       17
For the year ended June 30,
2005        31,960     0.95        1.00          3.58         144
Class N (commenced operations on May 11, 2004)
2009      $  1,086     1.26%       1.00%         3.70%         56%
2008           687     0.89        0.89          4.02          34
2007           235     0.99        1.04          4.23          55
2006@@         145     1.12        1.05          3.95          91
For the period July 1, through September 30,
2005+          134     1.08(6)     1.25(6)       3.12(6)       17
For the year ended June 30,
2005           134     1.20        1.25          3.33         144
AHA Balanced Fund
Institutional Class (commenced operations on October 20, 1988)
2009      $ 13,641     0.99%       1.00%         2.19%         90%
2008        13,872     0.91        1.00          2.42          88
2007        16,885     1.00        1.00          2.45         128
2006@@@     17,836     1.11        1.00          1.83          74
For the period July 1, through September 30,
2005+       18,352     1.10(6)     0.98(6)       1.54(6)       14
For the year ended June 30,
2005        18,088     1.25        1.20          1.69          99

+    THE FUND'S FISCAL AND TAX YEAR-END CHANGED FROM JUNE 30 TO SEPTEMBER 30.

@ ON OCTOBER 3, 2005, THE LIMITED MATURITY FIXED INCOME FUND WAS REORGANIZED INTO THE AHA LIMITED MATURITY FIXED INCOME FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

@@ ON OCTOBER 3, 2005, THE FULL MATURITY FIXED INCOME FUND WAS REORGANIZED INTO THE AHA FULL MATURITY FIXED INCOME FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

@@@ ON OCTOBER 3, 2005, THE BALANCED FUND WAS REORGANIZED INTO THE AHA BALANCED FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

* RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED.THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

(1) INFORMATION PRESENTED RELATES TO A SHARE OF CAPITAL STOCK OUTSTANDING FOR THE ENTIRE PERIOD.

(2)  RATIOS INCLUDE ALL MANAGEMENT FEES AND EXPENSES.

(3) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. FOR PERIODS LESS THAN 1 YEAR, PORTFOLIO TURNOVER RATE HAS NOT BEEN ANNUALIZED.

(4) INCLUDES A TAX RETURN OF CAPITAL WHICH IS LESS THAN $0.01 PER SHARE, FOR THE FUND FOR THE YEAR ENDED JUNE 30, 2005.

(5)  NOT ANNUALIZED.

(6)  ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 40






                                       NET
            NET                    REALIZED AND                                 NET
           ASSET                    UNREALIZED     DIVIDENDS  DISTRIBUTIONS    ASSET
           VALUE        NET       GAINS (LOSSES)   FROM NET        FROM        VALUE
         BEGINNING   INVESTMENT         ON        INVESTMENT     REALIZED       END      TOTAL
         OF PERIOD    INCOME(3)   INVESTMENTS(3)    INCOME        GAINS      OF PERIOD  RETURN
         ---------  ------------  --------------  ----------  -------------  ---------  ------
AHA Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
2009       $12.19       $0.11         $(1.00)       $(0.11)**     $   --       $11.19    (7.08)%
2008        18.48        0.14          (3.84)        (0.14)        (2.45)       12.19   (22.73)
2007        18.17        0.18           1.89         (0.18)        (1.58)       18.48    11.93
2006@       17.42        0.15           1.55         (0.15)        (0.80)       18.17    10.16
For the period July 1, through September 30,
2005+       16.79        0.02           0.63         (0.02)           --        17.42     3.88(5)
For the year ended June 30,
2005        15.39        0.13           1.40         (0.13)           --        16.79     9.95
Class N (commenced operations on December 30, 2002)
2009       $12.22       $0.09         $(1.00)       $(0.09)       $   --       $11.22    (7.30)%
2008        18.52        0.11          (3.85)        (0.11)        (2.45)       12.22   (22.93)
2007        18.21        0.13(7)        1.89         (0.13)        (1.58)       18.52    11.62
2006@       17.46        0.11           1.55         (0.11)        (0.80)       18.21     9.87
For the period July 1, through September 30,
2005+       16.83        0.01           0.63         (0.01)           --        17.46     3.81(5)
For the year ended June 30,
2005        15.43        0.09           1.40         (0.09)           --        16.83     9.66
AHA Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2009       $ 9.51       $0.12         $(1.30)       $(0.13)       $   --       $ 8.20   (12.11)%
2008        12.12        0.16          (2.04)        (0.15)        (0.58)        9.51   (16.24)
2007        10.91        0.14           1.36         (0.14)        (0.15)       12.12    13.89
2006@@      10.28        0.12           0.67         (0.11)        (0.05)       10.91     7.69
For the period July 1, through September 30,
2005+        9.70        0.02           0.58         (0.02)           --        10.28     6.20(5)
For the period January 3, through June 30,
2005        10.00        0.05          (0.30)        (0.05)           --         9.70    (2.48)(5)
Class N (commenced operations on August 12, 2005)
2009       $ 9.50       $0.11         $(1.31)       $(0.11)       $   --       $ 8.19   (12.34)%
2008        12.11        0.14          (2.05)        (0.12)        (0.58)        9.50   (16.46)
2007        10.90        0.12           1.36         (0.11)        (0.16)       12.11    13.64
2006@@      10.28        0.09           0.67         (0.09)        (0.05)       10.90     7.40
For the period August 12, through September 30,
2005        10.17        0.01           0.12         (0.02)           --        10.28     1.27(5)

                      RATIO        RATIO
                      OF NET      OF NET
                    OPERATING    OPERATING
                     EXPENSES    EXPENSES
                    TO AVERAGE  TO AVERAGE
                    NET ASSETS  NET ASSETS          RATIO
            NET       BEFORE       AFTER            OF NET
          ASSETS     WAIVERS      WAIVERS        INVESTMENT
            END        AND          AND            INCOME       PORTFOLIO
         OF PERIOD  RECOVERED    RECOVERED       TO AVERAGE      TURNOVER
           (000)    FEES(2)(3)  FEES(2)(3)*   NET ASSETS(2)(3)   RATE(4)
         ---------  ----------  ----------    ----------------  ---------
AHA Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
2009      $ 50,425     0.99%       0.98%            1.15%           93%
2008        74,997     0.94        0.97             0.98           143
2007       102,232     1.02        0.99             0.98           116
2006@       94,653     1.09        1.01             0.87            99
For the period July 1, through September 30,
2005+       81,447     1.08(6)     1.13(6)          0.46(6)         20
For the year ended June 30,
2005        81,510     1.07        1.05             0.78           128
Class N (commenced operations on December 30, 2002)
2009      $  5,560     1.49%       1.23%            0.91%           93%
2008         7,102     1.19        1.22             0.74           143
2007        10,400     1.24        1.27             0.73           116
2006@       11,122     1.34        1.26             0.62            99
For the period July 1, through September 30,
2005+        9,451     1.34(6)     1.38(6)          0.20(6)         20
For the year ended June 30,
2005         8,842     1.32        1.30             0.53           128
AHA Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2009      $ 52,406     0.98%       0.97%            1.74%           48%
2008        53,256     0.90        0.99             1.51            41
2007        56,490     1.00        0.94             1.19            29
2006@@      45,003     1.12        1.04             1.10            29
For the period July 1, through September 30,
2005+       21,795     1.24(6)     1.15(6)          0.90(6)          7
For the period January 3, through June 30,
2005        20,510     1.16(6)     1.12(6)          1.43(6)         48
Class N (commenced operations on August 12, 2005)
2009      $  1,101     1.48%       1.22%            1.49%           48%
2008           885     1.15        1.24             1.26            41
2007           741     1.25        1.19             0.94            29
2006@@         281     1.37        1.29             0.80            29
For the period August 12, through September 30,
2005            15     1.69(6)     1.43(6)          0.74(6)          7

+    THE FUND'S FISCAL AND TAX YEAR-END CHANGED FROM JUNE 30 TO SEPTEMBER 30.

@ ON OCTOBER 3, 2005, THE DIVERSIFIED EQUITY FUND WAS REORGANIZED INTO THE AHA DIVERSIFIED EQUITY FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

@@ ON OCTOBER 3, 2005, THE SOCIALLY RESPONSIBLE EQUITY FUND WAS REORGANIZED INTO THE AHA SOCIALLY RESPONSIBLE EQUITY FUND, A NEWLY ESTABLISHED SERIES OF THE CNI CHARTER FUNDS. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS FOR MORE INFORMATION.

* RATIO INCLUDES WAIVERS AND PREVIOUSLY WAIVED INVESTMENT ADVISORY FEES RECOVERED.THE IMPACT OF THE RECOVERED FEES MAY CAUSE A HIGHER NET EXPENSE RATIO.

**   INCLUDES RETURN OF CAPITAL OF $0.01 PER SHARE.

(1) INFORMATION PRESENTED RELATES TO A SHARE OF CAPITAL STOCK OUTSTANDING FOR THE ENTIRE PERIOD.

(2)  RATIOS INCLUDE ALL MANAGEMENT FEES AND EXPENSES.

(3) FOR THE PERIOD FROM NOVEMBER 1, 2001 THROUGH JUNE 30, 2003, THE FUND INVESTED SUBSTANTIALLY ALL OF ITS ASSETS IN A SEPARATE SERIES OF A MUTUAL FUND CALLED THE CCM ADVISORS FUNDS (THE "MASTER PORTFOLIO"), AND AS A RESULT, THE PER SHARE AMOUNTS AND PERCENTAGES REFLECT INCOME AND EXPENSES ASSUMING INCLUSION OF THE FUND'S PROPORTIONATE SHARE OF INCOME AND EXPENSES IN THE MASTER PORTFOLIO.

     THE MASTER PORTFOLIO HAD SUBSTANTIALLY SIMILAR OBJECTIVES, STRATEGIES AND POLICIES AS THE FUND.

(4) CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED. FOR PERIODS LESS THAN 1 YEAR, PORTFOLIO TURNOVER RATE HAS NOT BEEN ANNUALIZED.

(5)  NOT ANNUALIZED.

(6)  ANNUALIZED.

(7) PER SHARE CALCULATIONS ARE BASED ON THE AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         AHA INVESTMENT FUNDS | PAGE 41
notes to financial statements
SEPTEMBER 30, 2009

1.   ORGANIZATION

The AHA Investment Funds (the "AHA Funds") are series of CNI Charter Funds (the "Trust"), which is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a business trust under the laws of Delaware on October 28, 1996. Each of the AHA Funds commenced operations on October 3, 2005, the effective date of the reorganization of each corresponding series (each a "Predecessor Fund" and collectively the "Predecessor Funds") of AHA Investment Funds, Inc. (the "AHA Company"), a registered investment company organized on March 14, 1988 under the laws of Maryland. On May 17, 2005, the Board of Directors of the AHA Company approved the reorganization of the Predecessor Funds into the newly established corresponding AHA Fund series of the Trust.

The AHA Funds currently offer the following series of shares: the AHA Limited Maturity Fixed Income Fund (the "Limited Maturity Fund"), the AHA Full Maturity Fixed Income Fund (the "Full Maturity Fund"), the AHA Balanced Fund (the "Balanced Fund"), the AHA Diversified Equity Fund (the "Diversified Fund"), and the AHA Socially Responsible Equity Fund (the "Socially Responsible Fund") (each a "Fund" and, collectively, the "Funds"). The shares of common stock of the Funds are divided into two classes: Class N Shares and Institutional Class Shares. As of September 30, 2009, only the Institutional Class Shares of the Funds and the Class N Shares of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Fund, and the Socially Responsible Fund had commenced operations.

Expenses related to the reorganization and reimbursements to CCM Advisors, LLC for reorganization related expenses were incurred and paid by the Funds. These amounts were subject to recapture through the year ended September 30, 2009.

2.   SIGNIFICANT ACCOUNTING POLICIES

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION -- The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168),THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of September 30, 2009.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations, including money market funds, with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Investments in registered investment companies


                         AHA INVESTMENT FUNDS | PAGE 42
are priced at the Funds' daily net asset value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Trust's Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair values; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The Funds held no fair valued securities as of September 30, 2009.

ASC 820 (formerly known as FAS No. 157 "Fair Value Measurements") establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As required by ASC 820, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For the year ended September 30, 2009, there have been no significant changes to the Funds' fair valuation methodologies.

SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method.

EXPENSE ALLOCATION -- Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets,(ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

CLASSES -- Class-specific expenses are borne by the class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net asset value each day.

FUND DISTRIBUTIONS -- The Limited Maturity Fund and the Full Maturity Fund declare and pay income dividends from net investment income monthly.

The Balanced Fund, the Diversified Fund and the Socially Responsible Fund declare and pay, dividends from net investment income quarterly. Distributions from net realized capital gains are distributed to shareholders at least annually.

3.   INVESTMENT ADVISOR AND SUB-ADVISOR AGREEMENTS

The Funds have an Investment Management Agreement dated October 1, 2005 (the "Agreement") with CCM Advisors, LLC (the "Advisor"), an affiliate of City National Asset Management, Inc. ("CNAM, Inc."), with which certain officers and trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the annual rate of 0.50% of each Fund's average daily net assets for the Limited Maturity Fund and the Full Maturity Fund, and the annual rate of 0.75% of each Fund's average daily net assets for the Balanced Fund, Diversified Fund and Socially


                         AHA INVESTMENT FUNDS | PAGE 43
notes to financial statements
SEPTEMBER 30, 2009

Responsible Fund. Effective November 1, 2006, the Advisor has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to each Fund's average daily net assets.

Expense Cap (as a % of average daily net assets)

                       Limited     Full                                Socially
                      Maturity   Maturity   Balanced   Diversified   Responsible
                        Fund       Fund       Fund         Fund          Fund
                      --------   --------   --------   -----------   -----------
Institutional Class     1.00%      1.00%      1.00%       1.25%         1.25%
Class N                 1.25%      1.25%       N/A        1.50%         1.50%

Any fee reductions or expense reimbursements may be repaid to the Advisor within three years after occurrence, subject to certain restrictions and only if such repayments do not cause the Funds' expense ratios, at the time of repayment, to exceed the amounts shown in the preceding table.

During the year ended September 30, 2009, the Board of Trustees approved the reimbursement of previously waived fees to the Advisor in the amount of $8,719 and $2,856 in the Limited Maturity Fund and the Balanced Fund, respectively.

As of September 30, 2009, fees which were previously waived by the Advisor which may be subject to possible future reimbursement to the Advisor were as follows:

                        Potential Amount of
Fund                       Recovery (000)     Expiration
----                    -------------------   ----------
Limited Maturity Fund           $ 3              2010
                                 11              2012
Balanced Fund                     1              2011
                                  1              2012

THE PATTERSON CAPITAL CORPORATION and CNAM, INC. act as the sub-advisors with respect to the Limited Maturity Fund and are paid by the Advisor.

ROBERT W. BAIRD & CO., INCORPORATED and BOYD WATTERSON ASSET MANAGEMENT, LLC act as sub-advisors with respect to the AHA Full Maturity Fund and are paid by the Advisor.

ROBERT W. BAIRD & CO., INCORPORATED and FREEMAN INVESTMENT MANAGEMENT CO., LLC act as sub-advisors with respect to the Balanced Fund and are paid by the Advisor.

AMBS INVESTMENT COUNSEL, LLC, FREEMAN INVESTMENT MANAGEMENT, CO., LLC, SKBA CAPITAL MANAGEMENT, LLC and TURNER INVESTMENT PARTNERS, INC. act as sub-advisors with respect to the Diversified Fund and are paid by the Advisor.

SKBA CAPITAL MANAGEMENT, LLC acts as the sub-advisor with respect to the Socially Responsible Fund and is paid by the Advisor.

4.   ADMINISTRATION,TRANSFER AGENT DISTRIBUTION AND SHAREHOLDER SERVICES
     AGREEMENTS

Pursuant to an administration agreement dated April 1, 1999, as amended (the "Agreement"), SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, acts as the AHA Funds' administrator. Effective with the reorganization into the CNI Charter Funds on October 3, 2005, under the terms of the Agreement, the Administrator is entitled to receive an annual fee of 0.065% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.045% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, 0.025% of aggregate average daily net assets of the Trust exceeding $5 billion, but not exceeding $7.5 billion, and 0.02% of aggregate average net assets of the Trust exceeding $7.5 billion.

The AHA Funds have adopted a Rule 12b-1 Distribution Plan ("the Plan") with respect to Class N Shares that allows each Fund to pay distribution and servicing fees. SEI Investments Distribution Co. (the "Distributor"), as compensation for its services under the Plan, receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Class N Shares of each Fund.

SEI Investments Management Corporation (the "Transfer Agent") serves as transfer agent for the Trust and provides services at an annual rate of $15,000 per share class. The Transfer Agent has voluntarily agreed to waive these fees. Citigroup Fund Services, LLC serves as sub-transfer agent for the AHA Funds and provides services at an annual rate of $14,000 per share class plus other transaction based fees and out of pocket expenses.

The Trust has entered into a Shareholder Servicing Agreement that permits payment of compensation to CCM Advisors, LLC ("CCMA"), which provides certain shareholder support for its customers who own Class N Shares. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of each Fund's average daily net assets. CCMA has agreed to voluntarily waive portions of its shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2009, CCMA received Shareholder Servicing fees from the Trust in the amount of $10,741.

Certain officers of the Trust are also officers of the Advisor, CNAM, Inc. or the Administrator. Such officers are paid no fees by the Trust or the AHA Funds for serving as officers of the Funds.


                         AHA INVESTMENT FUNDS | PAGE 44

5. FEDERAL INCOME TAXES

It is each Fund's policy to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and each Fund intends to distribute its investment company net taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Funds' tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax yea rs for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned.The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in-capital, undistributed net investment income (loss), or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to paydown reclasses, REIT adjustments, distribution reclasses, partnership adjustment and return of capital have been reclassified to/from the following accounts as of September 30, 2009:

                               Increase        Increase
                              (Decrease)      (Decrease)     Increase
                             Undistributed    Accumulated   (Decrease)
                            Net Investment   Net Realized     Paid in
                             Income (Loss)    Gain (Loss)     Capital
Fund                             (000)           (000)         (000)
----                        --------------   ------------   ----------
Limited Maturity Fund             $23            $(23)          $--
Full Maturity Fund                 (4)              4            --
Balanced Fund                       1              (1)           --
Diversified Fund                    3              (3)           --
Socially Responsible Fund           5              (5)           --

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended September 30, 2009 and September 30, 2008 are shown below (000s):

                            Ordinary     Long-term    Return of
                             Income    Capital Gain    Capital     Total
Fund                          (000)        (000)        (000)      (000)
----                        --------   ------------   ---------   -------
Limited Maturity Fund
   September 2009            $1,045       $   --         $--      $ 1,045
   September 2008             2,676           --          --        2,676
Full Maturity Fund
   September 2009            $1,657       $   --         $--      $ 1,657
   September 2008             1,892           --          --        1,892
Balanced Fund
   September 2009            $  270       $   --         $--      $   270
   September 2008               714          551          --        1,265
Diversified Fund
   September 2009            $  764       $   --         $ 5      $   769
   September 2008             5,167        9,431          --       14,598
Socially Responsible Fund
   September 2009            $  796       $   --         $--      $   796
   September 2008             1,565        2,001          --        3,566

As of September 30, 2009, the components of Accumulated Losses on a tax basis were as follows (000s):

                            Undistributed   Undistributed      Capital                       Unrealized        Other        Total
                              Ordinary        Long-term         Loss        Post-October    Appreciation     Temporary   Accumulated
                               Income       Capital Gain    Carryforwards      Losses      (Depreciation)   Difference     Losses
Fund                            (000)           (000)           (000)           (000)           (000)          (000)        (000)
----                        -------------   -------------   -------------   ------------   --------------   ----------   -----------
Limited Maturity Fund            $ 73            $ --         $ (2,488)       $   (501)       $   793         $ (73)      $ (2,196)
Full Maturity Fund                124             194               --              --            510          (124)           704
Balanced Fund                       6              --             (835)         (1,627)           218            --         (2,238)
Diversified Fund                   --              --          (10,584)        (13,909)           916            --        (23,577)
Socially Responsible Fund           3              --           (2,242)         (6,539)        (3,095)           --        (11,873)

During the year ended September 30, 2009, the following Funds utilized capital loss carryforwards to offset capital gains amounting to (000):

Full Maturity Fund   $397

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2008 through September 30, 2009 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.


                         AHA INVESTMENT FUNDS | PAGE 45
notes to financial statements
SEPTEMBER 30, 2009

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains. At September 30, 2009, the breakdown of capital loss carryforwards was as follows (000s):

                                                 Expiring
                        ----------------------------------------------------------
                         2012    2013    2014    2015     2016     2017     Total
Fund                    (000)   (000)   (000)    (000)   (000)    (000)     (000)
----                    -----   -----   -----   ------   -----   -------   -------
Limited Maturity Fund    $22     $838    $132   $1,415    $--    $    81   $ 2,488
Balanced Fund             --       --      --       --     --        835       835
Diversified Equity        --       --      --       --     --     10,584    10,584
Socially Responsible      --       --      --       --     81      2,161     2,242

The Federal tax cost, the aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/(depreciation) for tax purposes at September 30, 2009 for each of the Funds were as follows (000s):

                                         Aggregate      Aggregate          Net
                                           Gross          Gross        Unrealized
                             Federal    Unrealized     Unrealized     Appreciation
                            Tax Cost   Appreciation   Depreciation   (Depreciation)
Fund                          (000)        (000)          (000)           (000)
----                        --------   ------------   ------------   --------------
Limited Maturity Fund        $37,812      $  805         $   (12)        $   793
Full Maturity Fund            40,449       1,662          (1,152)            510
Balanced Fund                 13,519       1,026            (808)            218
Diversified Fund              77,262       6,599          (5,683)            916
Socially Responsible Fund     56,608       4,718          (7,813)         (3,095)

6. CAPITAL SHARE TRANSACTIONS (000s):

The share transactions for the years ended September 30, 2009 and September 30, 2008 were as follows:

                                   Limited Maturity   Full Maturity     Balanced
                                      Fund (000)        Fund (000)     Fund (000)
                                   ----------------   -------------    ----------
                                    2009      2008     2009   2008    2009   2008
                                   ------    ------    ----   ----    ----   ----
INSTITUTIONAL CLASS
   Shares Sold                        274     5,951      69     33      --     --
   Shares Issued in Reinvestment
      of Dividends                     64       203     126    126      42     36
   Shares Redeemed                 (5,805)   (1,508)   (722)    --      --     --
                                   ------     -----    ----    ---     ---    ---
   Total Net Change                (5,467)    4,646    (527)   159      42     36
                                   ======     =====    ====    ===     ===    ===
CLASS N
   Shares Sold                        103        39      58     58
   Shares Issued in Reinvestment
      of Dividends                      2         1       2      1
   Shares Redeemed                    (13)      (28)    (26)   (13)
                                      ---       ---     ---    ---
   Total Net Change                    92        12      34     46
                                      ===       ===     ===    ===

                                                      Socially
                                    Diversified      Responsible
                                     Fund (000)      Fund (000)
                                   -------------   --------------
                                    2009    2008    2009    2008
                                   ------   ----   -----   -----
INSTITUTIONAL CLASS
   Shares Sold                        929    630   1,511    1,635
   Shares Issued in Reinvestment
      of Dividends                     71    585     115      324
   Shares Redeemed                 (2,649)  (593)   (836)  (1,021)
                                   ------   ----    ----   ------
   Total Net Change                (1,649)   622     790      938
                                   ======   ====   =====   ======
CLASS N
   Shares Sold                         30     24      95       47
   Shares Issued in Reinvestment
      of Dividends                      5     89       2        4
   Shares Redeemed                   (121)   (93)    (56)     (19)
                                   ------   ----    ----   ------
   Total Net Change                   (86)    20      41       32
                                   ======   ====   =====   ======


                         AHA INVESTMENT FUNDS | PAGE 46

7. SECURITIES TRANSACTIONS

Purchases and sales and maturities of investment securities, other than short-term investments, for the year ended September 30, 2009 were as follows:

                                 Purchases         Sales & Maturities
                            -------------------   --------------------
                            U.S. Gov't    Other   U.S. Gov't    Other
Fund                           (000)      (000)      (000)      (000)
----                        ----------   ------   ----------   ------
Limited Maturity Fund         19,652     17,785     59,109     31,457
Full Maturity Fund            12,512      9,618     16,014     10,506
Balanced Fund                  2,412      9,392        890      9,581
Diversified Fund                  --     59,782         --     78,725
Socially Responsible Fund         --     25,532         --     19,731

8. INVESTMENT RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

ASC 815 (formerly known as FAS No. 161 "Disclosures about Derivative Instruments and Hedging Activities") was adopted by the Trust effective April 1, 2009. ASC 815 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. For the year ended September 30, 2009 there was no derivative activity requiring additional disclosure.

9. SUBSEQUENT EVENTS

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 25, 2009, the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2009.


                         AHA INVESTMENT FUNDS | PAGE 47
report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF CNI CHARTER FUNDS:

We have audited the accompanying statements of assets and liabilities of the AHA Investment Funds, a series of the CNI Charter Funds, comprised of the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund, (collectively, the "Funds"), including the schedules of investments, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from July 1, 2005 through September 30, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented prior to July 1, 2005, were audited by another independent registered public accounting firm, whose report dated August 15, 2005, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AHA Investment Funds, a series of the CNI Charter Funds as of September 30, 2009, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from July 1, 2005 through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania
November 25, 2009


                         AHA INVESTMENT FUNDS | PAGE 48
trustees and officers (UNAUDITED)

SEPTEMBER 30, 2009

Information pertaining to the Trustees and Officers of the Trust is set forth below as of September 30, 2009. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940 are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees". The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

                                          TERM OF                                                      NUMBER OF
                                        OFFICE AND                                                   PORTFOLIOS IN        OTHER
          NAME            POSITION(S)    LENGTH OF                                                    FUND COMPLEX    DIRECTORSHIPS
        ADDRESS,           HELD WITH       TIME                  PRINCIPAL OCCUPATION(S)              OVERSEEN BY        HELD BY
       AND AGE(1)            TRUST       SERVED(2)               DURING PAST FIVE YEARS             BOARD MEMBER(3)     TRUSTEE(4)
-----------------------   -----------   ----------    -------------------------------------------   ---------------   -------------
INTERESTED TRUSTEE
Vernon C. Kozlen            Trustee        Since      President and Chief Executive Officer,               17              None
CNI Charter Funds                        May 2007     CNI Charter Funds (2000-2007).
400 N. Roxbury Drive                                  Executive Vice President and Director of
Beverly Hills, CA 90210                               Asset Management Development, CNB
Age: 66                                               (1996-2007). Director, Reed, Conner &
                                                      Birdwell LLC (2000-present), and Convergent
                                                      Capital Management, LLC (2003-present).
                                                      Chairman of the Board, CNAM, Inc.
                                                      (2001-2005). Chairman of the Board,
                                                      City National Securities, Inc. (1999-2005).
                                                      Director, CNAM, Inc. (2001-2006), and
                                                      City National Securities, Inc. (1999-2006).

INDEPENDENT TRUSTEES
Irwin G. Barnet, Esq.       Trustee     Since 1999    Attorney and partner, Reed Smith LLP,                17              None
Age: 71                                               a law firm (2003-present). Attorney and
                                                      principal, Crosby, Heafey, Roach &
                                                      May P.C., a law firm (2000-2002 ).
                                                      Attorney and principal, Sanders, Barnet,
                                                      Goldman, Simons & Mosk, a law firm
                                                      (1980-2000).

Victor Meschures            Trustee     Since 1999    Certified Public Accountant, Meschures,              17              None
Age: 71                                               Campeas, Thompson, Snyder, Pocras, Lerint
                                                      and Dimaggio LLP, an accounting firm
                                                      (1964-present).

William R. Sweet            Trustee     Since 1999    Retired. Executive Vice President,                   17              None
Age: 72                                               Union Bank of California (1985-1996).

James Wolford               Trustee     Since 1999    Chief Financial Officer, Bixby Land                  17              None
Age: 55                                               Company, a real estate company (2004-
                                                      present). Regional Financial Officer,
                                                      AIMCO, a real estate investment trust
                                                      (2004). Chief Financial Officer, DBM Group,
                                                      a direct mail marketing company
                                                      (2001-2004). Senior Vice President and Chief
                                                      Operating Officer, Forecast Commercial Real
                                                      Estate Service, Inc. (2000-2001). Senior
                                                      Vice President and Chief Financial Officer,
                                                      Bixby Ranch Company (1985-2000).

----------
1 Each trustee may be contacted by writing to the Trustee c/o CNI Charter Funds, One Freedom Valley Drive, Oaks, PA 19456.

2 Each trustee shall hold office during the lifetime of this Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders is called for the purpose of electing trustees and until the election and qualification of his or her successor in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office until their respective successors are chosen or qualified, or until their removal or resignation, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's by-laws.

3 The "Fund Complex" consists of all series of the Trust. As of September 30, 2009, the Fund Complex consisted of 17 Funds.

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


                         AHA INVESTMENT FUNDS | PAGE 49
trustees and officers (UNAUDITED) (CONCLUDED) SEPTEMBER 30, 2009

                                               TERM OF
                                             OFFICE AND
          NAME                 POSITION       LENGTH OF
        ADDRESS,              HELD WITH         TIME                              PRINCIPAL OCCUPATION(S)
        AND AGE                 TRUST          SERVED                              DURING PAST FIVE YEARS
------------------------   ---------------   ----------   -----------------------------------------------------------------------
OFFICERS
Timothy D. Barto           Vice President      Since      Attorney, Vice President and Assistant Secretary of SEI Investments
SEI Investments            and Assistant        2000      (1999-Present). Vice President and Assistant Secretary of Administrator
One Freedom Valley Drive   Secretary                      (1999-Present). Officer of various investment companies administered by
Oaks, PA 19456                                            Administrator (1999-2004). Assistant Secretary of the Distributor
Age: 41                                                   (2003-2004). Vice President of the Distributor (1999-2004).

Eric Kleinschmidt          Controller and      Since      Director of Fund Accounting, SEI Investments (2004-Present). Manager
SEI Investments            Chief Operating      2005      of Fund Accounting, SEI Investments (1999-2004).
One Freedom Valley Drive   Officer
Oaks, PA 19456
Age: 41

Valerie Y. Lewis           Vice President      Since      Chief Compliance Officer, CNAM, Inc. (August, 2005-present). Fund
City National Bank         and Chief            2005      Boards Specialist -- Assistant Secretary, Capital Research and
400 N. Roxbury Drive       Compliance                     Management and Company Capital International, Inc. (1999-2005).
Beverly Hills, CA 90210    Officer
Age: 53

James Ndiaye               Vice President      Since      Attorney, SEI Investments Company (2004-present). Vice President,
SEI Investments            and Assistant        2005      Deutsche Asset Management (2003-2004). Associate, Morgan Lewis &
One Freedom Valley Drive   Secretary                      Bockius LLP (2000-2003). Assistant Vice President, ING Variable
Oaks, PA 19456                                            Annuities Group (1999-2000).
Age: 41

Michael T. Pang            Vice President      Since      Attorney, SEI Investments Company (2005-present). Counsel, Caledonian
SEI Investments            and Assistant        2005      Bank & Trust's Mutual Funds Group (2004-2005). Counsel, Permal Asset
One Freedom Valley Drive   Secretary                      Management (2001-2004). Associate, Schulte, Roth & Zabel's Investment
Oaks, PA 19456                                            Management Group (2000-2001).
Age: 37

----------
1 Each trustee may be contacted by writing to the Trustee c/o CNI Charter Funds, One Freedom Valley Drive, Oaks, PA 19456.

2 Each trustee shall hold office during the lifetime of this Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders is called for the purpose of electing trustees and until the election and qualification of his or her successor in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office until their respective successors are chosen or qualified, or until their removal or resignation, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's by-laws.

3 The "Fund Complex" consists of all series of the Trust. As of September 30, 2009, the Fund Complex consisted of 17 Funds.

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


                         AHA INVESTMENT FUNDS | PAGE 50

                                               TERM OF
                                             OFFICE AND
          NAME                 POSITION       LENGTH OF
        ADDRESS,              HELD WITH         TIME                              PRINCIPAL OCCUPATION(S)
        AND AGE                 TRUST          SERVED                              DURING PAST FIVE YEARS
------------------------   ---------------   ----------   -----------------------------------------------------------------------
OFFICERS (CONCLUDED)
Rodney J. Olea             Vice President      Since      Senior Vice President, CNAM, Inc. (2001-present). Senior Vice President
City National Bank                              2000      and Director of Fixed Income, CNB (1994-present).
400 N. Roxbury Drive
Beverly Hills, CA 90210
Age: 44

Joseph Gallo               Vice President      Since      Attorney for SEI Investments since 2007. Associate Counsel at ICMA--RC
SEI Investments            and Secretary        2008      from 2004 to 2007. Assistant Secretary of The VantageTrust Company in
One Freedom Valley Drive                                  2007. Assistant Secretary of The Vantagepoint Funds from 2006 to 2007.
Oaks, PA 19456                                            Investigator, U.S. Department of Labor from 2002 to 2004.
Age: 36

Timothy G. Solberg         Vice President      Since      Managing Director and Chief Investment Officer, CCM Advisors
CCM Advisors, LLC          and Assistant        2005      (2001-present); Director of Marketing and Client Services, Hewitt
190 S. LaSalle Street      Secretary                      Investment Group, a Division of Hewitt Associates LLC (1989-2001).
Suite 2800
Chicago, IL 60603
Age: 56

Susan Rudzinski            Vice President      Since      Compliance Director, Convergent Capital Management, LLC (2006-present);
CCM Advisors, LLC                               2007      Self-employed Investment Advisory Compliance and Operations Consultant
190 S. LaSalle Street                                     (2005-2006); Manager, Affiliate Contracts, The Burridge Group LLC
Suite 2800                                                (2003-2004).
Chicago, IL 60603
Age: 46

Richard A. Weiss           President and       Since      President, CNAM, Inc. (2001-present). Executive Vice President and
City National Bank         Chief Executive      2008      Chief Investment Officer, CNB (1999-present). Director, City National
400 N. Roxbury Drive       Officer                        Securities (April 2003-present). Executive Vice President and Chief
Beverly Hills, CA 90210                                   Investment Officer, Sanwa Bank California (1994-1999).
Age: 49


                         AHA INVESTMENT FUNDS | PAGE 51
notice to shareholders (UNAUDITED)

SEPTEMBER 30, 2009

For shareholders that do not have a September 30, 2009 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2009 taxable year end, please consult your tax advisor as to the pertinence of this notice. For Federal income tax purposes, for the fiscal year ended September 30, 2009 each Fund is designating the following items with regard to distributions paid during the year:

                                                                           (C)**
                                                                         DIVIDENDS
                                                                        QUALIFYING    (D)***
                                                                            FOR     QUALIFYING
                               (A)*           (B)*                      CORPORATE    DIVIDEND     (E)****    (F)*****    (G)******
                             LONG-TERM      ORDINARY                     DIVIDENDS    INCOME       U.S.      INTEREST   SHORT-TERM
                           CAPITAL GAIN      INCOME          TOTAL         REC.      (15% RATE  GOVERNMENT   RELATED   CAPITAL GAIN
                           DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS   DEDUCTION   FOR QDI)    INTEREST   DIVIDENDS    DIVIDENDS
                           -------------  -------------  -------------  ----------  ----------  ----------  ---------  ------------
Limited Maturity Fixed
   Income Fund                 0.00%         100.00%        100.00%         0.00%       0.00%     14.04%      99.26%       0.00%
Full Maturity Fixed
   Income Fund                 0.00%         100.00%        100.00%         0.00%       0.00%     13.55%      92.89%       0.00%
Balanced Fund                  0.00%         100.00%        100.00%        60.63%      60.39%     19.51%      56.07%       0.00%
Diversified Equity Fund        0.00%         100.00%        100.00%       100.00%     100.00%      0.00%       0.00%       0.00%
Socially Responsible
   Equity Fund                 0.00%         100.00%        100.00%       100.00%     100.00%      0.00%       0.00%       0.00%

*      ITEMS (A) AND (B) ARE BASED ON THE PERCENTAGE OF EACH FUND's TOTAL
       DISTRIBUTION.

** ITEM (C) IS BASED ON THE PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF EACH FUND. QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

*** THE PERCENTAGE IN ITEM (D) REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003. IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

**** ITEM (E) REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PER CENTAGE OF ORDINARY INCOME. GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. FOR SHAREHOLDERS OF THE FUNDS WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME TAX.

***** ITEM (F) REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

****** THE PERCENTAGE IN ITEM (G) REPRESENTS THE AMOUNT OF "SHORT-TERM CAPITAL
       GAIN DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN
       INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.


                         AHA INVESTMENT FUNDS | PAGE 52
disclosure of fund expenses (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class specific distribution fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and

                                         BEGINNING     ENDING                 EXPENSES
                                          ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                           VALUE       VALUE       EXPENSE     DURING
                                          4/1/09      9/30/09      RATIOS      PERIOD*
                                         ---------   ---------   ----------   --------
AHA LIMITED MATURITY FIXED INCOME FUND
ACTUAL FUND RETURN
Institutional Class                      $1,000.00   $1,045.50      0.75%       $3.84
Class N                                   1,000.00    1,043.30      1.00%        5.13
HYPOTHETICAL 5% RETURN
Institutional Class                      $1,000.00    1,021.31      0.75%       $3.80
Class N                                   1,000.00    1,020.05      1.00%        5.07
AHA FULL MATURITY FIXED INCOME FUND
ACTUAL FUND RETURN
Institutional Class                      $1,000.00   $1,059.10      0.79%       $4.07
Class N                                   1,000.00    1,057.80      1.04%        5.35
HYPOTHETICAL 5% RETURN
Institutional Class                      $1,000.00   $1,021.12      0.79%       $3.99
Class N                                   1,000.00    1,019.87      1.04%        5.25
AHA BALANCED FUND
ACTUAL FUND RETURN
Institutional Class                      $1,000.00   $1,171.10      1.00%       $5.46
HYPOTHETICAL 5% RETURN
Institutional Class                      $1,000.00    1,020.04      1.00%       $5.08

the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.

                                         BEGINNING     ENDING                 EXPENSES
                                          ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                           VALUE       VALUE       EXPENSE     DURING
                                           4/1/09     9/30/09      RATIOS      PERIOD*
                                         ---------   ---------   ----------   --------
AHA DIVERSIFIED EQUITY FUND
ACTUAL FUND RETURN
Institutional Class                      $1,000.00   $1,311.00      1.00%       $5.79
Class N                                   1,000.00    1,308.30      1.25%        7.23
HYPOTHETICAL 5% RETURN
Institutional Class                      $1,000.00    1,020.06      1.00%       $5.06
Class N                                   1,000.00    1,018.80      1.25%        6.32
AHA SOCIALLY RESPONSIBLE EQUITY FUND
ACTUAL FUND RETURN
Institutional Class                      $1,000.00   $1,393.70      0.96%       $5.75
Class N                                   1,000.00    1,392.60      1.21%        7.26
HYPOTHETICAL 5% RETURN
Institutional Class                      $1,000.00    1,020.26      0.96%       $4.86
Class N                                   1,000.00    1,019.00      1.21%        6.12

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).


                         AHA INVESTMENT FUNDS | PAGE 53
approval of sub-advisory agreements (UNAUDITED)

The Board of Trustees (the "Board") of CNI Charter Funds (the "Trust") is comprised of five Trustees, four of whom are independent of the Trust's investment advisers and sub-advisers (the "Independent Trustees"). During the six months ended September 30, 2009, the Board and the Independent Trustees approved renewals of the Trust's advisory agreement (the "Management Agreement") with CCM Advisors, LLC ("CCMA") and the related sub-advisory agreements (collectively referred to below as the "Sub-Advisory Agreements") with the following sub-advisory organizations (the "Sub-Advisers"):

- CCMA's sub-advisory agreement (the "CNAM Agreement") with City National Asset Management, Inc. ("CNAM") with respect to the AHA Limited Maturity Fixed Income Fund (the "Limited Maturity Fund");

- CCMA's sub-advisory agreement (the "Patterson Agreement") with The Patterson Capital Corporation ("Patterson") with respect to the Limited Maturity Fund;

- CCMA's sub-advisory agreements (the "Baird Agreements") with Robert W. Baird & Co. Incorporated ("Baird") with respect to the AHA Full Maturity Fixed Income Fund (the "Full Maturity Fund") and the AHA Balanced Fund (the "Balanced Fund");

- CCMA's sub-advisory agreement (the "AMBS Agreement") with AMBS Investment Counsel LLC ("AMBS") with respect to the AHA Diversified Equity Fund (the "Diversified Fund");

- CCMA's sub-advisory agreements (the "SKBA Agreements") with SKBA Capital Management, LLC ("SKBA") with respect to the AHA Socially Responsible Equity Fund (the "Socially Responsible Fund") and the Diversified Fund; and

- CCMA's sub-advisory agreement (the "Turner Agreement") with Turner Investment Partners, Inc. ("Turner") with respect to the Diversified Fund.

The Management Agreement and the Sub-Advisory Agreements are referred to below as the "Agreements."

GENERAL INFORMATION

The following information summarizes the Board's considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each investment portfolio of the Trust (each a "Fund"), although the Board took into account the common interests of the Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by CCMA and each of the Sub-Advisers. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of CCMA or the Sub-Advisers were present.

The Board reviewed extensive materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past Board meetings with respect to these matters.

In deciding to approve renewal of the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CCMA

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by CCMA, the Board considered a variety of matters, including the background, education and experience of CCMA's key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization.The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes and oversight of the Sub-Advisers; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.

INVESTMENT PERFORMANCE

The Board assessed the performance of the Institutional Class of each Fund compared with its respective benchmark and the average of all funds in its respective peer group category (each, a "universe") selected by Lipper, Inc. for the nine-month, one-, two-, three-, five- and ten-year and since-inception periods ended June 30, 2009, as applicable. The Board made the following observations in reviewing the Funds' performance:

- The annualized total returns of the Limited Maturity Fund were above the average returns of the Lipper short/intermediate investment grade debt funds universe for all periods other than the ten-year and since inception periods, above


                         AHA INVESTMENT FUNDS | PAGE 54
     the Merrill Lynch 3-Month Treasury Bill Index returns for all periods, and below the Merrill Lynch 1-3 Year US Treasuries Index returns for all periods except the nine-month and one-year periods.

- The annualized total returns of the Full Maturity Fund were above the average returns of the Lipper corporate A-rated debt funds universe for all periods except the since inception period, and below the returns of the Barclays Capital US Aggregate Bond Index and Barclays Capital Intermediate US Government/Credit Index returns for all periods.

- The annualized total returns of the Diversified Fund were below the average returns of the Lipper multi-cap core funds universe for all periods except the since inception period, below the S&P 500 Index returns for the one-, three- and five-year periods, and above the Index returns for the nine-month, ten-year and since inception periods.

- The annualized total returns of the Balanced Fund were above the average returns of the Lipper mixed-asset target allocation growth fund universe for all periods except the since inception period, and below the returns of a blended index comprised 60% of the S&P 500 Index, 30% of the Barclays Capital US Aggregate Bond Index and 10% of the Merrill Lynch 3-Month US Treasury Bill Index for all periods except the ten-year period.

- The annualized total returns of the Socially Responsible Fund were below the average returns of the Lipper multi-cap value fund universe and the Domini 400 Social Index (since renamed the FTSE KLD 400 Social Index) returns for all periods except the three-year period with respect to the Lipper multi-cap value fund universe.

The Board and the Independent Trustees concluded that CCMA continued to provide satisfactory management and oversight services to the Funds. They noted that the investment results of the Funds were generally competitive; that each of the Funds had met its objectives as demonstrated by various factors; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the management fees charged by CCMA and the total expenses of the Institutional Class of each Fund (as percentages of their respective average annual net assets) compared to those of select peer groups of funds and of the funds included in the relevant Lipper universes, and the Board concluded that the advisory fees and expenses of the Funds continued to be reasonable.

The Board observed that the Funds' management fees as of June 30, 2009 net of fee waivers were above the relevant Lipper averages, but (except for the Limited Maturity and Balanced Funds) were within the middle 60% range for the relevant Lipper universes. As the Funds are CCMA's sole investment advisory clients, the Board was not able to compare the fees charged to the Funds by CCMA with fees charged to other institutional clients of CCMA.

With respect to the total expenses of the Funds, the Board considered that total expenses as of June 30, 2009 net of fee waivers were below the average fees of funds in the relevant Lipper universes. The Board noted that the asset levels of the Funds were relatively small and that CCMA had taken measures to lower certain of the Funds' expenses.

The Board considered information prepared by CCMA relating to its costs and profits. The Board also considered the benefits received by CCMA and its affiliates as a result of CCMA's relationship with the Funds, including investment advisory fees received by CCMA, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, and the intangible benefits of any favorable publicity arising in connection with the Funds' performance. In addition, the Board noted that, although there were no advisory fee breakpoints, the asset levels of most of the Funds were relatively small and were not currently likely to lead to significant economies of scale.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to CCMA pursuant to the Management Agreement is fair and reasonable in light of the nature and quality of the services being provided by CCMA to each Fund and its shareholders, and that renewal of the Management Agreement was in the best interest of the Funds and their shareholders.

SUB-ADVISERS

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by each of the Sub-Advisers, the Board considered a variety of matters, including the background, education and experience of the Sub-Adviser's key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also reviewed each Sub-Adviser's investment philosophy and processes as well as its brokerage and trading practices.


                         AHA INVESTMENT FUNDS | PAGE 55
approval of sub-advisory agreements (UNAUDITED) (CONCLUDED)

INVESTMENT PERFORMANCE

The Board's observations regarding each Fund's performance are described above. In addition, the Board assessed the performance of each Sub-Adviser's portion of the Fund or Funds it managed compared with its respective benchmark for the last quarter, six-month, one-, two-, three-, five-, seven- and ten-year periods ended June 30, 2009, as applicable. The Board made the following additional observations in reviewing each Sub-Adviser's performance:

- The annualized total returns for CNAM's portion of the Limited Maturity Fund were above the returns of the Barclays Capital 1-5 Year
     Government/Credit Index for all periods.

- The annualized total returns for Patterson's portion of the Limited Maturity Fund were above the returns of the Merrill Lynch 1-3 Year Treasury Index for all periods, except the two- and three-year periods (for which periods the Limited Maturity Fund's returns were slightly below the returns of the Index).

- The annualized total returns for Baird's portions of the Full Maturity Fund and the Balanced Fund were below the returns of the Barclays Capital US Aggregate Bond Index for all applicable periods, except for the last quarter with respect to the Full Maturity Fund. The Board noted that CCMA believed Baird had performed above the median in the universe of bond managers during the past year, and that it would continue to monitor Baird's performance closely during the next year.

- The annualized total returns for AMBS' portion of the Diversified Fund were above the returns of the S&P 500 Index for the six-month, one-year and two-year periods, but below the Index for the last quarter.

- The annualized total returns for SKBA's portion of the Diversified Fund were above the returns of the Russell 1000 Value Index for the six-month, one-year and two-year periods, but below the Index for the last quarter. The annualized total returns for the Socially Responsible Fund, which is sub-advised solely by SKBA, were below the returns of the Domini 400 Social Index (since renamed the FTSE KLD 400 Social Index) for the six-month, one-year and two-year periods, and were above the Index for the last quarter.

- The annualized total returns for Turner's portion of the Diversified Fund were above the returns of the Russell 1000 Growth Index for the six-month period and were below the returns of the Index for the last quarter and one-year periods. In considering this information, the Board noted that Turner had served as a sub-adviser to the Diversified Fund for a relatively short period of time.

As indicated above, the Board concluded that each Sub-Adviser continued to provide satisfactory services to the Funds.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the advisory fees charged by each Sub-Adviser and observed that the fees charged by each Sub-Adviser were generally low compared to the fees it charged to its other institutional clients. They noted that CCMA pays all sub-advisory fees out of CCMA's advisory fee.

The Board considered information prepared by each Sub-Adviser (except for Baird) relating to its costs and profits with respect to the Fund or Funds for which it serves as sub-adviser, as well as the methodologies used to determine and allocate such costs to its management of the Fund. With respect to Baird, which does not track profitability by account, the Board considered that the sub-advisory fees charged by Baird to the Funds were significantly lower than the fees set forth in its standard fee schedule. In addition, the Board considered Baird's estimate of its expenses for sub-advising the Full Maturity Fund and the Balanced Fund. The Board also considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Funds, including the sub-advisory fees paid to the Sub-Adviser, the intangible benefits of their association with the Funds generally and any favorable publicity arising in connection with the Funds' performance, and in the case of CNAM, AMBS and SKBA, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the compensation payable to each Sub-Adviser pursuant to its respective Sub-Advisory Agreement is fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Funds and their shareholders, and that renewal of each Sub-Advisory Agreement was in the best interest of the Funds and their shareholders.


                         AHA INVESTMENT FUNDS | PAGE 56

THANK YOU

We value the trust you have placed in us to help you achieve your financial goals.

For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 for a free prospectus. Read it carefully before you invest or send money.

                      (American Hospital Association LOGO)

                            AHA INVESTMENT FUNDS(TM)
                        A SERIES OF THE CNI CHARTER FUNDS

                CCM Advisors, LLC is the AHA-sponsored investment
                     advisor for the AHA Investment Program

                                www.ahafunds.org

                          (CNI CHARTER FUNDS(TM) LOGO)

                                 CNI-AR-002-0500

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP Related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                                2009                                                    2008
                   ----------------------------------------------------------  -----------------------------------------------------
                                                                                                  All fees and
                                                           All other fees and                     services to     All other fees and
                     All fees and       All fees and      services to service   All fees and         service     services to service
                   services to the  services to service   affiliates that did  services to the  affiliates that  affiliates that did
                   Trust that were  affiliates that were      not require      Trust that were        were           not require
                     pre-approved       pre-approved          pre-approval       pre-approved     pre-approved       pre-approval
                   ---------------  --------------------  -------------------  ---------------  ---------------  -------------------
(a) Audit Fees(1)     $316,000              N/A                   N/A              $315,000           N/A               N/A
(b) Audit-Related          N/A              N/A                   N/A                   N/A           N/A               N/A
    Fees
(c) Tax Fees          $ 60,550              N/A                   N/A              $ 66,400           N/A               N/A
(d) All Other              N/A              N/A                   N/A                   N/A           N/A               N/A
    Fees

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Not Applicable

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2009   2008
                     ----   ----
Audit-Related Fees    N/A    N/A
Tax Fees              N/A    N/A
All Other Fees        N/A    N/A

(f)  Not Applicable

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $60,550 and $66,400 for 2009 and 2008, respectively.

(h)  Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

CNI Charter Funds (the "Fund") has adopted the following procedures by which shareholders may recommend nominees to the Fund's Board of Trustees. The Fund has a Nominating Committee comprised solely of persons who are not considered "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: (a) beneficially owns more than 5% of the Fund's voting shares and has held such shares continuously for two years, and (b) is not an adverse holder. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Fund 's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Committee and the Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               CNI Charter Funds


By (Signature and Title)*                  /s/ Richard A. Weiss
                                           -------------------------------------
                                           Richard A. Weiss, President & CEO

Date November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                   /s/ Richard A. Weiss
                                           -------------------------------------
                                           Richard A. Weiss, President & CEO
Date November 25, 2009


By (Signature and Title)                   /s/ Eric Kleinschmidt
                                           -------------------------------------
                                           Eric Kleinschmidt, Controller and COO

Date November 25, 2009